MORTGAGE LOAN SERVICING PURCHASE AND SALE AGREEMENT
                                  Bulk Purchase



--------------------------------------------------------------------------------

    First Chicago NBD Mortgage Company, 900 Tower Drive, Troy, Michigan 48008



Date of Agreement: February 26, 1999         Seller Contact Person:  Brad Connor
                                                 Phone No: (317) 321-8403
                                                 Fax No: (317) 321-8468

--------------------------------------------------------------------------------

This Mortgage Loan Servicing Purchase and Sale Agreement (the "Agreement") is entered into as of the date shown above by and between the Buyer and the Seller and applies to any of the transactions described below.

RECITALS.

1. The Seller owns the Servicing Rights to certain Mortgage Loans, both as defined below.

2. The Seller desires to sell to the Buyer all right, title, and interest in and to the Servicing Rights to certain Mortgage Loans and the Mortgage Documents, Custodial Files, Escrow Accounts, and other records relating to the Mortgage Loans, all as defined below, on the terms and conditions set forth below in this Agreement.

3. The Buyer desires to buy from the Seller all right, title, and interest in and to the Servicing Rights to certain Mortgage Loans and the Mortgage Documents, Custodial Files, Escrow Accounts, and other records relating to the Mortgage Loans, on the terms and conditions set forth below in this Agreement.

IN  CONSIDERATION  of the mutual  promises made in this Agreement and other good
and  valuable   consideration,   the  receipt  and   sufficiency  of  which  are
acknowledged, the Buyer and the Seller agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the meanings given to them below:

"Adjustment Date"  means the fifth Business Day after the Transfer Date.

"Advances" means the outstanding moneys advanced by the Seller from its funds in connection with its servicing of the Mortgage Loans and for which the Seller has a right to be reimbursed from Mortgagors, insurers, Agencies, or others
(including, but not limited to, principal, interest, taxes, ground rents, assessments, insurance premiums, release fees, and other expenses) except for Overcollateralized Pool Amounts.

"Affiliate" means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another entity. For purposes of this definition, "control," "controlled by," and "under common control with" means the direct or indirect possession of ordinary voting power to elect a majority of the board of directors or comparable body of an entity.

"Agency" means FNMA, FHLMC, FHA, GNMA, HUD, and/or VA, as applicable.

"Agreement" means this Mortgage Loan Servicing Purchase and Sale Agreement.

"Agreement Date" means after the close of business on February 26, 1999.

"Applicable Requirements" means (a) all contractual obligations of the Seller, Prior Originator, and/or Prior Servicer, including, but not limited to, the contractual obligations in this Agreement, the Mortgage Documents, the Investor Servicing Agreements, and applicable Guides and other agreements for which any such entity is responsible; (b) all applicable federal, state, and local statutes, rules, regulations, and ordinances binding on the Seller, Servicer, Prior Originator, and/or Prior Servicer; (c) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality, and other governmental body or office having jurisdiction, including, but not limited to, those of any Investor or Insurer; (d) all other applicable judicial and administrative judgments, orders, awards, and injunctions; and (e) the reasonable and customary mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located.

"Assignment" means, with respect to a Mortgage Loan, (a) a written instrument that, when recorded in the appropriate office of the local jurisdiction in which the related Mortgaged Property is situated, will properly reflect the transfer of such Mortgage from the transferor to the transferee; or (b) an electronic transmission to MERS identifying the Buyer as the Servicer of record of such Mortgage Loan, as the case may be.

"Borrower" means each obligor under a Mortgage Note.

"Bucket 1" means the Mortgage Loans identified as "Bucket 1" in Exhibit A to this Agreement, and excluding those Mortgage Loans identified in Exhibit A-1.

"Bucket 2" means the Mortgage Loans identified as "Bucket 2" in Exhibit A to this Agreement.

"Bucket 3" means the Mortgage Loans identified as "Bucket 3" in Exhibit A to this Agreement.

"Business Day" means any day other than a Saturday, Sunday, federal holiday, or any day on which the Buyer is not open for business.

"Buydown" means any reduction in a Borrower's monthly Mortgage Loan payment required under a Mortgage Note or otherwise provided for in a related document.

"Buyer" means HomeSide Lending, Inc., a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

"Claim Notice" means a written notice of a claim for indemnification under Sections 11.5 by an agent of the Buyer with a title no less senior than "supervisor" or 11.6 below by an agent of the Seller with a title no less senior than "supervisor".

"Conventional Loan" means any Mortgage Loan other than an FHA Loan or VA Loan.

"Custodial Account" means each deposit account maintained by the Seller that:
(a) complies with Investor requirements, and (b) contains P&I or T&I.

"Custodial File" means all of the documents that must be maintained on file with the Custodian under Applicable Requirements.

"Custodian" means the financial institution designated by the Buyer to hold in trust the Pool documents and Custodial Files, as required by the applicable Guide. Unless otherwise expressly stated below, the Custodian shall be Bank One Trust Company, N.A. or an Investor that, as of the Agreement Date, acted as custodian for the Seller.

"Cutoff Date" means the Business Day immediately preceding the Transfer Date.

"Damages" means any and all assessments, judgments, claims, liabilities, losses, costs, damages, or expenses, including, but not limited to, interest, penalties, and reasonable attorneys' fees, expenses, and disbursements in connection with an action, suit, or proceeding, and the cost of any letter of credit required by GNMA.

"Delinquent" means, with respect to a Mortgage Loan Payment, a payment that has not been received by the Seller before the end of the month during which such Mortgage Loan Payment was due.

"Delinquent Mortgage Loans" means the Mortgage Loans that are: (a) three (3) months Delinquent, (b) in bankruptcy and one or more months Delinquent, or (c) in foreclosure or subject to an assignment of deed in lieu of foreclosure.

"Document Holdback" means the hold-back of a portion of the Purchase Price relating to the Document Holdback Items in the manner set forth in Section 2.3(c) of this Agreement.

"Document Holdback Items" means the Mortgage Documents required to recertify the related Pools that remain outstanding and have not been delivered to the Buyer as of the Transfer Date.

"Escrow Accounts" means Mortgage Loan escrow/impound accounts for taxes, insurance, assessments, ground rents, Buydowns, loss drafts, suspense balances, and any other such amounts that are maintained by the Seller as a fiduciary for the Borrowers and relate to the Servicing Rights.

"Federal  Funds Rate" means,  for any Business Day, the weighted  average of the rates on overnight federal funds transactions with members of the Federal Reserve Syatem arranged by federal funds brokers, as published on the immediately following Business Day by the Federal Reserve Bank of New York.

"FHA" means the Federal Housing Administration or any successor to the FHA.

"FHA Loan" means a Mortgage Loan that is insured or is eligible to be insured by the FHA.

"Flood Service Fee" means a flood service fee paid by the Seller to Flood Service Provider or the Buyer to obtain flood certification and "life of loan" tracking and notification services relating to the Mortgage Loans.

"Flood Service Provider" means the company which provides a transferable flood certification and "life of loan" tracking service for the Mortgage Loans. The list of "life of loan" Flood Service Providers acceptable to the Buyer is set forth in Exhibit G to this Agreement. The Flood Service Provider shall guarantee the accuracy of the flood status determination and any future flood zone changes.

"FNMA" means the Federal National Mortgage Association or any successor to FNMA.

"FNMA Mortgage Loans" means the Mortgage Loans owned by FNMA.

"FHLMC" means the Federal Home Loan Mortgage Corporation or any successor to FHLMC.

"FHLMC Mortgage Loans" means the Mortgage Loans owned by FHLMC.

"GNMA" means the Government National Mortgage Association or any successor to GNMA.

"GNMA Mortgage Loans" means the Mortgage Loans in a Pool that back Securities guaranteed by GNMA.

"Guide" means: (a) the FNMA Selling and Servicing Guides with respect to FNMA Mortgage Loans, as amended from time to; (b) the FHLMC Sellers' and Servicers' Guides with respect to FHLMC Mortgage Loans; (c) the Handbook GNMA 5500.1, Government National Mortgage Association GNMA I Mortgage-Backed Securities Guide or the Handbook GNMA 5500.2, Government National Mortgage Association GNMA II Mortgage-Backed Securities Guide with respect to the GNMA Mortgage Loans; (d) the HUD 4155.1 REV-4, Mortgage Credit Analysis for Mortgage Insurance on 1-to-4 Family Properties, HUD 4000.2 REV-2, Mortgagee Handbook Application Through Insurance (Single Family), HUD 4000.4 REV-1, Single Family Direct Endorsement Program, HUD 4145.1 REV-2, Architectural Processing and Inspections For Home Mortgage Insurance, 4150.1 REV-1 Valuation Analysis for Home Mortgage Insurance, HUD 4060.1 REV-1, Mortgagee Approval Handbook; (e) the VA Lender's Handbook; and
(f) seller or servicer guide or manual published from time to time by a Private Investor, in each case as such Guide may be amended from time to time by the applicable Investor. Such amendments shall include, but not be limited to, any amendment and/or approval entered into between the Seller and an Investor relating to the applicable Guide or the underlying Investor's "Seller/Servicer Contract", provided that (i) the benefits of any such amendment and approval shall accrue to and shall be enjoyed by the Buyer; (ii) such amendment and approval shall not materially increase the Buyer's obligations, responsibilities, liabilities, costs or expenses under this Agreement or under an Investor Servicing Agreement; and (iii) such amendment or approval shall not decrease the Buyer's rights or benefits under this Agreement or under any Investor Servicing Agreement.

"HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

"HUD Repo Mortgage Loan" means a Mortgage Loan, the Mortgage Property of which was sold to the related Borrower by HUD.

"Indemnified Buyer Entities" means the Buyer and its Affiliates and each of their respective current, former and future officers, directors, agents, and employees.

"Indemnified Seller Entities" means the Seller and its Affiliates and each of their respective current, former and future officers, directors, agents, and employees.

"Insurer" means any entity that insures or guarantees all or part of the risk of loss on a Mortgage Loan, including, but not limited to, any Investor and any private mortgage insurance provider, standard hazard insurance provider, flood insurance provider, earthquake insurance provider or title insurance provider.

"Interim Servicing Agreement" means the Interim Servicing Agreement between the Buyer and the Seller in the form of Exhibit D to this Agreement, which sets forth the Seller's Servicing obligations between the Agreement Date and the Transfer Date.

"Investor" means an Agency and/or Private Investor, as applicable.

"Investor Consent" means the written consent or approval of an Investor to the transfer of the applicable Servicing Rights from the Seller to the Buyer that, in the Buyer's reasonable discretion, does not reduce or limit the Buyer's rights or compensation under the applicable Investor Servicing Agreements or impose an undue burden on the Servicer.

"Investor Servicing Agreements" means the agreements between the Seller and the applicable Investor under which the Seller currently is Servicing the Mortgage Loans owned by such Investor.

"MBS" means a guaranteed mortgage pass-through certificate issued by FNMA, GNMA or a Private Investor, as the case may be.

"MERS" means the Mortgage Electronic Registration Systems, Inc., a business corporation with its principal place of business situated at 8201 Greensboro Drive, Suite 350, McLean, Virginia 22102.

"Mortgage" means a first lien mortgage, deed of trust, or other such security instrument that is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

"Mortgage Documents" means all documents required by an Investor to originate and service a Mortgage Loan and issue a Security.

"Mortgage Loan" means a residential mortgage loan that is: (a) secured by a Mortgage, (b) eligible to be included in a Security, and (c) listed in Exhibit A of this Agreement.

"Mortgage Loan Payment" means the amount of each scheduled installment for a Mortgage Loan, whether for principal, interest, escrow, or other purposes, under the terms of the Mortgage and Mortgage Note.

"Mortgage Note" means the written promise of a Borrower to pay a sum of money in United States dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

"Mortgaged Property" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, that have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

"Mortgagor" means each person who executes a Mortgage.

"Operating Agreement" means the Operating Agreement entered into by and among BANK ONE CORPORATION (formerly known as Banc One Corporation), Banc One Mortgage Corporation, and the Buyer as of April 1, 1998.

"Overcollateralized Pool Amounts" means, the amount of the scheduled principal balance within a pool has been reduced due to an error by the Seller or prior Servicer.

"Payment Date" means March 3, 1999.

"P & I" means principal and interest.

"PC" means a mortgage participation certificate issued by FHLMC or a Private Investor.

"Pool" means the Mortgage Loans and related Mortgage Documents that are assembled to back the issuance of a Security.

"Prime Rate" means the highest Prime Rate set forth in the Money Rates section of the Wall Street Journal.

"Prior Originator" means any entity that originated a Mortgage Loan, other than the Seller.

"Prior Servicer" means any Servicer that serviced or subserviced a Mortgage Loan prior to the Seller's commencement of Servicing.

"Private Investor" means an investor other than an Agency or the Seller and identified Exhibit I attached to this Agreement.

"Private Investor Consent Holdback" means with respect to each Bucket, the (a) principal balance of the Private Investor Mortgage Loans (as of the Agreement
Date) that have not received an Investor Consent and are not Delinquent, MULTIPLED by (b) Purchase Price Percentage for the applicable Bucket.

"Private Investor Mortgage Loans" means Mortgage Loans owned by a Private Investor.

"Purchase Price" means the purchase price for the Servicing Rights, as described in Section 2.2 below.

"Purchase Price Percentage" means the percentage to be paid by the Buyer for the Servicing Rights, as described in Section 2.2 below.

"Rapid Reply Loan" means a Mortgage Loan (a) that is marketed by the Seller under the brand name "Rapid Reply"; (b) that is sold to or pooled with FNMA on a non-Recourse basis; (c) that is the subject of a separate agreement between the Seller and FNMA under which the Seller (as seller but not servicer) assumes Recourse liability relating to such Mortgage Loan, and (d) with respect to which such Recourse liability is not assumed by any transferee servicer (including the Buyer)."

"Recourse" means any arrangement where the Seller bears the risk of any of the ultimate credit losses relating to a default under or foreclosure of a Mortgage Loan not owned by the Seller.

"Remaining Documents" has the same meaning as set forth in Section 2.4(a) below.

"REO" means any Mortgaged Property owned by the Servicer as a result of a foreclosure or similar action, whether for its own account or on behalf of an Investor.

 "Security" means an MBS or a PC, in each case representing or backed by a Pool that is the subject of a transaction under this Agreement.

"Seller" means First Chicago NBD Mortgage Company and any successor thereto.

"Servicer" means the entity that is responsible for Servicing the Mortgage
Loans.

"Servicing" means the performance of Mortgage Loan servicing functions, including, but not limited to: (a) collecting and disbursing funds held in trust to pay taxes, hazard insurance, mortgage insurance, and other items as they become due, (b) paying interest on Escrow Accounts as required by the Applicable Requirements, (c) collecting and remitting principal and interest payments to investors, (d) resolving defaulted Mortgage Loans, and (e) administering REO.

"Servicing Fee" means the servicing fee and excess Servicing compensation which the Servicer is entitled to receive under any Investor Servicing Agreement.

"Servicing File" means a file containing any and all documents required by an Investor and the Buyer to service Mortgage Loans and Securities on behalf of such Investor, including, but not limited to, the documents set forth in Schedule C to Exhibit B to this Agreement.

"Servicing Rights" means the right to receive the Servicing Fee and any other income or any other benefit relating to or arising out of the Servicing Rights purchased by the Buyer under this Agreement, including, but not limited to, the right to hold the Escrow Accounts.

"Tax  Service   Provider"   means  First   American  Real  Estate  Tax  Service,
Transamerica Real Estate Tax Service, or any other such provider designated from time to time by the Buyer, as applicable.

"Tax Service Fee" means a tax service fee paid by the Seller to Tax Service Provider to obtain tax services relating to the Mortgage Loans.

"T & I" means the taxes, insurance and any additional amount other than P&I that is or should be contained in an Escrow Account.

"Transfer Date" means: (a) June 1, 1999 for the FNMA Mortgage Loans, (b) May 16, 1999 for the FHLMC Mortgage Loans, (c) June 1, 1999 for the GNMA Mortgage Loans and (d) June 1, 1999 or May 16, 1999, as the case may be, for the Private Investor Mortgage Loans. If a Transfer Date does not occur by the applicable date set forth in this paragraph, it shall occur as soon as the conditions precedent in Articles 9 and 10 below have been satisfied and the Applicable Requirements will allow.

"VA" means the Department of Veterans Affairs or any successor to VA.

"VA Buydown" means a waiver by the Servicer of a portion of the debt under a VA Loan that causes the VA to pay off the remaining amount of debt owed for such Mortgage Loan and acquire the Mortgaged Property.

"VA Loan" means a Mortgage Loan that is guaranteed or eligible to be guaranteed by the VA.

"VA No Bid" means a delinquent Mortgage Loan that the VA intends to pay the VA guarantee and leave the Mortgaged Property with the Servicer.

"VA Repo Mortgage Loan" means a Mortgage Loan, the Mortgaged Property of which was sold to the related Borrower by the VA.

"Warehouse Loan" means a Mortgage Loan that is owned by the Seller as of November 30, 1998 and intended to be but not yet sold to an Investor.

                                   ARTICLE 2.
                        DELIVERY OF SERVICING RIGHTS AND
                           PAYMENT OF PURCHASE PRICE.

2.1.  DELIVERY OF SERVICING RIGHTS AND RELATED ASSETS.

(a) Agreement Date.  The following shall occur  on the Agreement Date:

The Seller shall sell, assign, transfer and deliver to the Buyer all right, title, and interest (other than actual legal title) in and to the Servicing Rights described in Exhibit A to this Agreement, Advances, Mortgage Documents, Investor Servicing Agreements, Custodial Files, Escrow Accounts, and other documents and records relating to the Mortgage Loans. The Buyer shall be entitled to all of the economic benefits, and bear the economic burdens, associated with the Servicing Rights as of the Agreement Date, notwithstanding the fact that legal title to the Servicing Rights shall pass to the Buyer as of the applicable Transfer Date.

 (b) Transfer Date. On each applicable Transfer Date, the Seller shall sell, assign, transfer and deliver to the Buyer actual legal title in and to the relevant portions of the Servicing Rights.


(c) Mandatory Delivery. The delivery of Servicing Rights by the Seller and the acceptance of Servicing Rights by the Buyer are not optional unless either party terminates this Agreement as set forth below. The Seller's failure to sell and deliver the Servicing Rights to the Buyer will be a breach of the Seller's obligations under this Agreement.

2.2.  CALCULATING THE PURCHASE PRICE.

The Buyer will pay the Purchase Price to the Seller in an amount equal to:


[CONFIDENTIAL TREATMENT REQUESTED]


The Buyer shall pay to the Seller interest on the outstanding balance of the Purchase Price, other than the Purchase Price relating to the Servicing Rights for which the required Private Investor Consents are not obtained. Such interest shall be the same rate as the earnings enjoyed by the Buyer on the Float, as defined below in the Interim Servicing Agreement, during the Interim Servicing Period.

2.3.  TIMING OF PURCHASE PRICE.

The Buyer will pay to the Seller the Purchase Price as follows:

(a) On the Payment Date, twenty percent (20%) of the Purchase Price PLUS interest thereon at the Float Interest Rate from and including the Agreement Date to but not including the Payment Date.. The Buyer's calculation of the payment under this subparagraph (a) will be based on schedules provided by the Seller to the Buyer one (1) Business Days prior to the Agreement Date.

(b) Subject to the Private Investor Consent Holdback, seventy percent (70%) of the Purchase Price no later than three (3) business days after the date on which the Seller has evidenced delivery of: (i) all of the Mortgage Documents and Servicing Files in the Seller's possession; but only to the extent that, that such Mortgage Documents and Servicing Files are sufficient to allow the Buyer to assume ownership of the Servicing Rights and service the Mortgage Loans under Applicable Requirements; (ii) all amounts from each Custodial Account and Escrow Account, net of Advances made in accordance with Applicable Requirements; (iii) all computer tapes and other documents reasonably required by the Buyer for the Servicing and reconciliation of the Mortgage Loans; and (iv) the Seller's custodian has delivered to the Buyer's Custodian all of the Custodial Files in the possession of the Seller's custodian; and (v) the applicable Investor Consents relating to the Agencies; provided, however, that if the payment ------------------- made by the Buyer under subparagraph (a) is not exactly 90%, the payment under this subparagraph (b), when added to the amount paid under subparagraph (a), will be equal to 90% of the Purchase Price.

     With respect to Private Investor Mortgage Loans for which Investor Consents required by the applicable Investors have not been received, the Buyer shall retain the Private Investor Consent Holdback from the Purchase Price. Each month after the Agreement Date, the Buyer shall release to the Seller
     (i) the unpaid principal balance (as of the Agreement Date) of all of the Private Investor Mortgage Loans within the applicable Bucket that have received an Investor Consent during such month and are not Delinquent as of the Agreement Date, MULTIPLIED by (ii) the applicable Purchase Price Percentage for such Bucket.


(c) Ten percent (10%) of the Purchase Price (the "Holdback") no later than three (3) Business Days after the date on which the Buyer has verified that the Buyer has received all of the remaining Mortgage Documents required to recertify the related Pools. . Notwithstanding the above, the Buyer shall release ten percent (10%) of the Document Holdback to the Seller in each instance when the Buyer receives ten percent (10%) of the Document Holdback Items. The Buyer shall retain a minimum Document Holdback equal to ten percent (10%) of the Document Holdback. The Buyer shall release such minimum Document Holdback to the Seller upon receipt of:

     (i) all outstanding Document Holdback Items; or

     (ii)an officer's certificate from the Seller stating that the Seller, upon completion of due diligence and commercially reasonable efforts to locate the Document Holdback Items, is unable to locate any further Document Holdback Items; together with a letter agreement indemnifying the Buyer against any Damages relating to or arising out of the remaining Document Holdback Items.

2.4. No Audit For Mortgage Documents.

The Seller acknowledges and understands that:

(a) the Buyer  shall  release  the  Holdback  to the  Seller  under the terms of
Section 2.3(c) above without requiring the Seller to first deliver all of the undelivered Mortgage Documents and Servicing Files (the "Remaining Documents"), other than the Mortgage Documents required to recertify the related Pools;

(b) the Buyer shall not perform, and shall not require the Seller to perform, a common and customary audit of the Mortgage Documents and Servicing Files to determine the scope of the Remaining Documents; and

(c) without limiting its other obligations and liabilities under this Agreement, the Seller shall indemnify and hold the Buyer harmless from and against any and all Damages relating to the Seller's failure to deliver all of the Remaining Documents to the Buyer (including, but not limited to, repurchasing a Mortgage Loan under the terms of Article 11 below) without first inquiring as to whether the Buyer was the cause of or responsible for any such missing, lost, or destroyed Remaining Document (other than Remaining Documents that are missing or destroyed as a result of the destruction of a significant portion of the Servicing Files that have been delivered to and are maintained by the Buyer due to the negligence of the Buyer or third party (other than the Seller or an agent, employee, officer or Affiliate thereof), fire, flood, Act of God, or other such catastrophic event.)

2.5.  CORRECTIONS.

If, within one hundred and eighty (180) days after the applicable Transfer Date:
(i) the principal balance of any Mortgage Loan used in computing the amount of the Purchase Price is be found to be incorrect, or (ii) any other item that affects the Purchase Price is found to be incorrect, then the Purchase Price will be adjusted promptly, and adjustments will be made to the appropriate party.

                                   ARTICLE 3.
         THE BUYER'S AND SELLER'S OBLIGATIONS BEFORE THE TRANSFER DATE.

The Buyer and the Seller shall comply with the following terms and conditions before each Transfer Date:

3.1.  EXAMINING MORTGAGE DOCUMENTS.

The Buyer may review the Mortgage Documents and the Seller's books, records, and accounts relating to the Mortgage Loans. However, the Buyer and the Seller shall not construe any such review, the Buyer's execution of this Agreement, or the occurrence of the Agreement Date to constitute the Buyer's waiver of any (a) breach of any of the Seller's covenants, obligations, representations, or warranties under this Agreement; or (b) of the Buyer's remedies for any such breach under this Agreement, whether such remedy arises under the terms of this Agreement, at law, or in equity.

3.2.  SELLER'S SERVICING OBLIGATIONS.

The Seller will perform all of the Seller's Servicing obligations until each applicable Transfer Date. After each Transfer Date and through and including each Adjustment Date, the Seller shall maintain all Escrow Accounts and Custodial Accounts and perform all of its other obligations under this Agreement in compliance with all Applicable Requirements.

3.3.  INVESTOR APPROVAL.

The Seller shall, at its sole cost, obtain the applicable Investor Consents no later than twenty (20) calendar days before each applicable Transfer Date, and shall deliver to the Buyer a copy of such Investor Consents no later than such date. The Seller shall begin its efforts to obtain such approval no later than five (5) Business Days after the date of this Agreement. The Seller shall pay any and all transfer fees and any related amounts charged by any applicable Investor.

Notwithstanding the above, the Buyer shall not require the Seller to provide an Investor Consent for a Mortgage Loan if the applicable Investor does not require the Seller to obtain an Investor Consent to transfer the Servicing Rights to the Buyer.

If the Seller fails to obtain any such Investor Consent from a Private Investor, the Buyer shall (a) not pay for the related Servicing Rights until and unless the Seller provides the Buyer with such Investor Consent; and (b) nevertheless accept the transfer of the related Servicing Rights on the applicable Transfer Date. If any such Private Investor requires the Buyer to transfer such Servicing Rights to such Private Investor or its designee servicer, the Seller shall indemnify and hold the Buyer harmless from and against any and all Damages relating to or arising out of the transfer of such Servicing Rights.

3.4.  BORROWER COMMUNICATIONS.

The Seller and the Buyer will give a joint written notice to each Borrower of the transfer of the Servicing Rights to the Buyer in compliance with the Applicable Requirements, including, but not limited to, the Real Estate
Settlement Procedures Act and its implementing Regulation X. The form and substance of such notice shall be substantially the same as the form set forth in Schedule B to Exhibit B to this Agreement, and the costs thereof shall be shared equally by the Buyer and the Seller.

3.5.  TAX SERVICE COMMUNICATIONS WITH Tax Service Provider.

The Seller will give Tax Service Provider written notice of the transfer of the Servicing Rights to the Buyer, and will cause Tax Service Provider to notify, at the Seller's expense, each applicable taxing authority of such transfer in the manner described in Exhibit B.

3.6.  INSURANCE COMMUNICATIONS.

3.6.1. Commercial Insurance Carriers. The Seller will give written notice to each insurance carrier of the transfer of Servicing Rights to the Buyer in the manner described in Exhibit B.

3.6.2. FHA Insurance. To the extent applicable, the Seller will give notice to the FHA of the transfer of the Servicing Rights to the Buyer in accordance with the FHA Guide and requirements.

3.7.  ACCESS TO INFORMATION.

The Seller will give to the Buyer and its counsel, accountants, and other representatives reasonable access during normal business hours throughout the period before the Transfer Date, to all of Seller's files, books, and records relating to the Mortgage Loans, Servicing Rights, Escrow Accounts, and/or Custodial Accounts.

3.8. TAX SERVICE CONTRACTS.

The Seller will transfer to the Buyer a Tax Service Provider "life of loan" transferable contract for each Mortgage Loan.

There will be no transfer fee payable by the Seller if the Tax Service Provider is Transamerica Real Estate Tax Service.

There will be a four dollar and fifty cent  ($4.50)  transfer  fee per  Mortgage
Loan payable by the Seller to the Buyer if the Tax Service Provider is First American Real Estate Tax Service.

3.9. FLOOD TRACKING SERVICE CONTRACTS.

The Seller will provide the Buyer with a transferable flood certification for each Mortgage Loan if required by Applicable Requirements and "life of loan" notification services for each Mortgage Loan.

3.10. TRANSFER INSTRUCTIONS.

The Seller shall comply with the transfer instructions set forth in Exhibit B to this Agreement.

                                   ARTICLE 4.
                   OBLIGATIONS ON AND AFTER THE TRANSFER DATE.

4.1.  TRANSFER SERVICING RIGHTS.

The Seller will transfer the applicable Servicing Rights to the Buyer on each applicable Transfer Date.

4.2.  SELLER WILL ASSIGN THE MORTGAGE LOANS TO THE BUYER.

4.2.1. Assignments From the Seller to the Buyer. The Seller will assign to the Buyer, or to a designee appointed by Buyer, by appropriate endorsements and Assignments, all of the Seller's right, title and interest in and to the Servicing Rights. With respect to each Mortgage Loan for which an entity other than the applicable Investor is the mortgagee of record, the Seller will prepare the endorsements and prepare and record such Assignments (including all intervening Assignments) in the manner described below at its sole cost and expense. The Seller will not use: (a) blanket Assignments, or (b) facsimile signatures on any Assignment.

4.2.2. Seller Initiates Eletronic Transmssions with MERS. With respect to each Mortgage Loan for which an entity other than the applicable Investor is the mortgagee of record the Seller shall create MERS identification numbers relating to each Mortgage Loan in the manner required by MERS. The Seller shall initiate with MERS electronic transmissions of such MERS identification numbers and certain other information required by MERS. Such electronic transmissions shall identify the Buyer as the Servicer of record of such Mortgage Loans. The Buyer shall pay all fees charged by MERS in connection with the registration of such Mortgage Loans with MERS.

4.2.3. Prepare Assignments to MERS. At the Seller's sole cost and expense, the Seller shall:

(a) prepare (or cause to be prepared) and properly record (or cause to be recorded) Assignments from the Seller to MERS; and

(b) promptly after recording each such Assignment, transmit to the Buyer and MERS such related recording information as shall be required by MERS.

4.3.  ASSIGNMENTS FROM THE BUYER TO THE AGENCY.

With respect to each Mortgage Loan for which an entity other than the applicable Investor is the mortgagee of record, the Seller will, if required by the applicable Investor, prepare Assignments of Mortgages from MERS to the applicable Investor at the Seller's sole cost and expense, and will provide such Assignments to the Buyer within the time period set forth in Exhibit B to this Agreement. The Buyer shall pay its own expenses relating to MERS' signature.

4.4.  Delivering Mortgage Documents Available On Tne Transfer Date To The Buyer.

Within the time period set forth in Exhibit B to this Agreement and at its sole cost, the Seller will:

(a) deliver the Servicing Files and related Mortgage Documents to the Buyer, and

(b) cause the Seller's custodian to deliver the Custodial Files to the Buyer's Custodian.

4.5.  DELIVERING ADDITIONAL MORTGAGE DOCUMENTS TO THE BUYER.

The Seller will deliver to the Buyer all of the documents set forth in Exhibit B
under  the  heading   "Assignment   Preparation,   Recertification,   and  Final
Documentation Tasks" Within 360 days following the applicable Transfer Date.

4.6.  Conversion Tapes.

4.6.1. In General. The Seller will provide the Buyer, at the Seller's sole cost and in accordance with the schedules set forth in Exhibits B and C, machine readable tape or other media containing such Servicing information as may reasonably be required by the Buyer, including, but not limited to: (a) master file tapes supported by trial balances with totals by investors (2 sets), (b) pool tapes, and (c) the Seller's record layouts together with any and all necessary supporting documentation produced by any other mini or personal computer of the Seller. Such media will be in a form acceptable to the Buyer.

4.6.2. Correct Defective Information. Before delivering to the Buyer each scheduled tape containing the information described in Section 4.6.1 above, the Seller will correct such information that the Buyer or the Seller has identified as defective.

4.6.3. Update Information. The Seller will correct and update the information described in Section 4.6.1 above, including, but not limited to, information commonly kept and maintained in conformance with the Applicable Requirements.

4.7. SELLER PAYS ESCROW DISBURSEMENTS.

4.7.1. When the Seller Must Pay Escrows. The Seller will be solely responsible for making any and all Escrow Account disbursements for a Mortgage Loan if (a) the disbursements are due and payable at any time up to thirty (30) days after each applicable Transfer Date; and (b) the Seller has possession of the bill or such bill is available for release. The Seller will make all such disbursements prior to each applicable Transfer Date, and will not make any such disbursements after any such Transfer Date.

The Seller will bear any and all penalties, costs, and losses relating to or arising out of the failure to make timely tax, homeowner's insurance (fire, hazard and extended coverage), flood insurance, PMI payments, and any other items for which the Seller has escrowed for such Mortgage Loans.

Without limiting the above, the Seller will reimburse the Buyer immediately on receipt of the Buyer's written demand and substantiation thereof for any and all costs and expenses relating to: (a) obtaining temporary and/or permanent insurance coverage that is not recoverable from the Mortgagor, and (b) losses and/or damage to any Mortgaged Property that is uninsured as a result of the Seller's failure to comply with the terms and conditions of this Section 4.7.1.

4.7.2. Seller Must Give the Buyer a List of Taxes and Insurance Due Within the time period set forth in Exhibit B to this Agreement, the Seller will provide the Buyer with a written list of all Mortgage Loans with respect to which the Seller has failed to comply with Section 4.7.1 above and taxes and/or insurance are due and payable at any time up to thirty (30) days after each applicable Transfer Date and remain unpaid as of each such Transfer Date..

4.8. Mortgage Payments Received After Transfer Date.

The Seller will deliver to the Buyer by overnight courier each Mortgage Loan Payment received by the Seller each day during the thirty (30)-day period following each applicable Transfer Date. The Seller will deliver to the Buyer by first class mail each Mortgage Loan Payment received by the Seller each day after the applicable thirty (30)-day period has ended. Each Mortgage Loan Payment will be accompanied by: (a) an endorsement assigning such payment to the Buyer, and (b) information sufficient to permit the Buyer to process each such payment.

With respect to Mortgage Loan Payments for Mortgage Loans accepted by the Seller at an Affiliate branch bank, the Seller shall deliver to the Buyer within twenty-four (24) hours after receipt of such payment (a) an electronic file detailing such Mortgage Loan Payments in a format mutually acceptable to the parties; and (b) a wire transfer in the amount of such Mortgage Loan Payments, in immediately available funds. If any such Affiliate branch bank misdirects such a Mortgage Loan Payment, the Seller shall make the Buyer whole in the amount of any such misdirected Mortgage Loan Payment within five (5) Business Days after receipt of proof of payment from the Mortgagor.

4.9.  Misapplied and Returned PaymentS.

The Seller shall promptly resolve any Mortgage Loan Payments that have been misapplied by the Seller, and shall immediately notify the Buyer when the Seller becomes aware of any such misapplied payments.

4.10. Transfer and Reconciliation of Custodial P&I and T&I AccountS.

4.10.1. The Seller Will Deliver P&I and T&I to the Buyer. Within the time period set forth in Exhibit B to this Agreement, the Seller will wire transfer to the Buyer all funds held in Custodial Accounts for P&I, T&I, suspense, Buydown, loss drafts, special escrows, replacement reserves, other suspense funds, and any other monies and fees with respect to which the Seller has collected such funds in a Custodial Account and not yet performed the related services, less an amount equal to 100% of any documented Advances made by the Seller I in accordance with the Applicable Requirements. The P&I delivered by the Seller to the Buyer shall be in an amount equal to the expected cash from the applicable Pool(s). The Seller will pay to the Buyer the amount of any such advance that is disallowed by an Investor no later than five (5) Business Days after the Seller has received notice of such disallowance.

4.10.2. The Seller Will Reimburse the Buyer for Deficient Accounts. The Seller will wire transfer to the Buyer the amount of any deficiency in any suspense account, Buydown account, GPM, or subsidy account no later than five (5) Business Days after the Buyer has given the Seller notice of such deficiency. The Seller will give the Buyer hard copy records identifying all funds in suspense or pending application or disbursement, including, but not limited to, a complete description of the purpose of such funds.

4.10.3. The Seller Will Apply Suspense Balances to the Mortgagor's Account Notwithstanding anything in this Agreement to the contrary, the Seller will apply any outstanding suspense balances (except Buydown and loss draft balances) to the Mortgagor's account on or before the Transfer Date which should have been so applied in accordance with the Applicable Requirements.

4.11.  Payment of Security Holder Remittances.

The party specified by the applicable Investor will pay the Investor remittances due and owing during the month in which the Transfer Date occurs. The Buyer and the Seller will cooperate in complying with the Investor's instructions and the Transfer Instruction set forth in Exhibit B to this Agreement, and will reimburse the other as appropriate. The Seller will change the applicable issuer number on the Seller's Servicing system to the Buyer's issuer number after the Seller has completed its final security holder remittance.

4.12.  SUPPLEMENTARY INFORMATION.

The Seller will promptly give the Buyer any and all information that is reasonably necessary for the Buyer to Service the Mortgage Loans.

4.13.  POOL RECONCILIATION.

The Seller shall properly perform the Pool-to-Security balance reconciliations and the expected cash reconciliations. The Seller shall cure or cause to be cured any out-of-balance conditions on any of the Pools prior to the applicable Transfer Date.

                                    ARTICLE 5

                      MUTUAL REPRESENTATIONS AND WARRANTIES

The Seller and the Buyer each represents, warrants, and agrees that, as of the date of this Agreement:

5.1.  PARTY IS DULY ORGANIZED.

It is a duly organized and validly existing corporation, is in good standing under the laws of the jurisdiction of organization, and has the requisite power and authority to enter into this Agreement and any other agreements to which both are party and that are contemplated by this Agreement.

5.2.  AGREEMENT IS DULY AUTHORIZED.

It has all requisite corporate power, authority, and capacity to enter into this Agreement and to perform the obligations required of it under this Agreement.

The execution and delivery of this Agreement and the Interim Servicing Agreement and the consummation of the transactions contemplated by this Agreement and the Interim Servicing Agreement, have each been duly and validly authorized by all necessary corporate action.

This Agreement and the Interim Servicing Agreement constitute the valid and legally binding agreements of the Seller, enforceable in accordance with their terms, except as they may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim, or defense exists to the full performance of this Agreement and the Interim Servicing Agreement.

5.3.  AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as its capacity to carry out any obligation under this Agreement is concerned, it is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects its capacity to carry out such obligations.

Its execution of and performance pursuant to this Agreement will not result in such violation.

5.4.  PARTY IS APPROVED SELLER/SERVICER.

It is an approved: (a) Seller/Servicer with FNMA and FHLMC and is in good standing with both FNMA and FHLMC, and (b) issuer with GNMA, and is in good standing with GNMA.

5.5.  PARTY IS DULY LICENSED.

It holds the required licenses and is in compliance with all state and federal laws governing the transfer and Servicing of Mortgage Loans to be transferred under this Agreement.

5.6.  WARRANTIES SURVIVE.

It agrees that all warranties and obligations under this Agreement are perpetual and will survive the termination of this Agreement.

                                   ARTICLE 6.
                     SELLER'S REPRESENTATIONS AND WARRANTIES
                         RELATING TO THE MORTGAGE LOANS.

The Seller represents and warrants to the Buyer with respect to each Mortgage Loan that, as of the Agreement Date, to and including the Transfer Date:

6.1. NOTE AND MORTGAGE ARE Valid OBLIGATIONS OF THE OBLIGORS.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid, and binding obligation of the related Borrower and Mortgagor, enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights or debtors' obligations from time to time in effect, and (b) the availability of the remedy of specific performance or injunctive relief or any other equitable remedy..

All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by such parties.

Except as permitted by the Applicable Requirements, there is no homestead or other exemption available to a Mortgagor that could interfere with the right to sell the Mortgaged Property by trustee's sale or the right to foreclose the Mortgage.

6.2.  First liens Free of Encumbrance.

The Mortgage is a valid and existing first lien on the Mortgaged Property described in the Mortgage, and the Mortgaged Property is free and clear of all encumbrances and liens, including, but not limited to, mechanics' liens and materialmen's liens, having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable, and no rights are outstanding that under the law could give rise to such lien, except for those liens excepted under Section 6.10 below.

6.3.  Loans Satisfy The Guide.

Each Mortgage Loan satisfies the requirements and terms set forth in the applicable Investor's Guide in effect at the time of delivery to the applicable Investor, and the inclusion of each such Mortgage Loan in a Pool satisfies the requirements and terms set forth in the applicable Investor's Guide. There is no circumstance or condition relating to a Mortgage Loan, the Mortgaged Property, the Mortgage Documents, the Borrower, or the Borrower's credit standing that can reasonably be expected to cause an Investor to regard a Mortgage Loan as not eligible for insurance coverage or guaranty, as applicable, or to regard a Mortgage Loan as not eligible for a Pool.

Except for Rapid Reply Loans, the Investor commitments under which the Mortgage Loans were sold to the applicable Investor do not create any material obligations or material liability on the Servicer that are in addition to contemporary customary servicing provisions contained in standard Investor Servicing Agreements.

Each Investor Servicing Agreement delivered to the Buyer is an executed original or is a certified copy of the original as it may have been amended and is a true, correct, and complete copy of such Investor Servicing Agreement. Each Investor Servicing Agreement is in full force and effect and has not been amended, modified, or altered other than as provided to the Buyer in writing.

The Seller is not a party to any agreement, settlement, litigation, or any other understanding with any Investor, court, governmental agency, or any other entity that materially and adversely affects the Seller's Servicing obligations and/or practices.

6.4.  No Person or Mortgage Released.

No party to the Mortgage Note or Mortgage has been released in whole or in part from the Mortgage Note or the Mortgage, and no part of the Mortgaged Property has been released from the Mortgage. Nothing in this Section 6.4 is intended to limit the Seller's ability to release a party to such instrument upon valid consent from the applicable Investor.

6.5.  No  Tax LIENS.

Except as disclosed by the Seller to the Buyer, there was no delinquent tax or delinquent assessment lien against the Mortgaged Property either at the time the related Mortgage Loan was closed or on the Transfer Date.

6.6.  Seller Has Paid All Taxes and Assessments.

All taxes, governmental assessments, hazard insurance premiums, flood insurance premiums, mortgage insurance premiums, leasehold payments, or ground rents that previously became due have been paid.

6.7.  No Defense To Payment.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject either to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto.

6.8.  Loans Comply With Law.

Each Mortgage Loan application was taken and processed, and each Mortgage Loan was made in compliance with, all Applicable Requirements, including without limitation: Usury, the Equal Credit Opportunity Act and its implementing Regulation B, the Real Estate Settlement Procedures Act and its implementing Regulation X, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations, Federal Deposit Insurance Corporation Improvement Act, the Truth-In-Lending Act and its implementing Regulation Z, the Fair Credit Reporting Act and any applicable state credit reporting laws, the Fair Debt Collection Practices Act, the Fair Housing Act, and Fair Lending Laws in all material respects, and consummation of the transactions contemplated hereby, including, without limitation, the receipt of interest by the Buyer or its designees and their successors in interest will not involve the violation of any such laws.

6.9.  Adequate Remedies of Holder.

Each Mortgage contains customary and enforceable provisions that give the holder of the Mortgage adequate rights and remedies to realize against the Mortgaged Property and to benefit from its security, including, but not limited to: (a) in the case of a Mortgage designated as a Deed of Trust, by trustee's sale; and (b) otherwise by foreclosure subject, in each case, to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors.

6.10.  Title Insurance.

A title insurance policy or other evidence of title acceptable to the applicable Investor has been issued for each Mortgage Loan insuring the Seller, its successors and assigns, in an amount no less than the outstanding Mortgage Loan principal balance, that the related Mortgage is a valid lien on the Mortgaged Property and that the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except for: (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, restrictions, rights of way, easements, and other matters customary and acceptable to institutional lenders and title insurance companies in the jurisdictions in which such Mortgaged Property is located, and (c) easements and restrictions of record being acceptable to the Agencies and to the Buyer, and specifically identified in the title insurance policy. Unless the Mortgaged Property is within a jurisdiction where title insurance was unavailable, or the form of title evidence is not the general form, a mortgage title insurance policy on current prescribed ALTA form, or such other form of title insurance policy with a carrier acceptable to the Agencies and reasonably acceptable to the Buyer, is in effect as to the Mortgaged Property.

6.11.  No Condemnation Proceedings.

There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado, or other casualty, or if damaged, then the Mortgaged Property is adequately insured therefor so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

6.12.  No Violation of Zoning Laws.

No improvements located on or being part of the Mortgaged Property are in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

6.13.  Proceeds Fully Disbursed.

Except for Escrow Account funds retained for completion of Mortgaged Property improvements, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future Advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any Escrow Account funds therefore have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans has been paid by the Seller or a Prior Originator.

6.14.  Due On Sale.

Each Mortgage contains a provision acceptable to the Agencies for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder, unless prohibited by state law, and subject to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors.

6.15.  Origination, COLLECTION, AND SERVICING Practices.

The origination, collection, and Servicing practices used by the Seller and any Prior Originator or Prior Servicer of each Mortgage Loan have been in all respects legal, proper, prudent, customary in the mortgage servicing business, and in accordance with the applicable Guide and Investor Servicing Agreements. The Escrow Accounts have been maintained in accordance with, and are in all respects in compliance with the Applicable Requirements. There are no Escrow Account deposits or payments or other charges or prepayments due to the Seller have been capitalized under any Mortgage or the related Mortgage Note other than in compliance with Applicable Requirements.

6.16.  Hazard Insurance.

There is in force for each Mortgaged  Property a hazard  insurance  policy that:
(a) is acceptable to the applicable Investor and the Insurer, (b) contains a standard mortgagee clause, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Investor, and
(d) has been issued in an amount equal to the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property. In addition, if required by the Flood Disaster Protection Act of 1973, the Mortgaged Property is protected by a flood insurance policy in an amount representing coverage equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The improvements to the Mortgaged Property have not been affected in any substantial manner or suffered any material loss as a result of any fire, explosion, accident, strike, riot, war, or act of God or the public enemy as of the Transfer Date, except as disclosed by the Seller to the Buyer in accordance with Exhibit B to this Agreement. All such insurance policies remain in full force and effect.

6.17. LOCATION OF IMPROVEMENTS; NO ENCROACHMENTS.

All of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless covered by title insurance and/or waivers.

6.18.  PMI.

Each Mortgage Loan required by an Investor to have private mortgage insurance have Custodial Accounts containing T&I funds relating to private mortgage insurance and a related insurance policy. With respect to each private mortgage insurance policy: (a) all provisions of such private mortgage insurance policy have been and are being complied with, and (b) such policy is in full force and effect, and (c) all premiums due under such policy before the applicable Transfer Date will be paid prior to such Transfer Date. Any Mortgage Loan subject to any such private mortgage insurance policy obligates the Borrower to maintain such private mortgage insurance policy and pay all such premiums and charges in connection therewith. Each private mortgage insurance company will be acceptable to the applicable Investor.

6.19.   FHA INSURANCE AND VA GUARANTY.

Each Mortgage Loan to be insured by the FHA is eligible for FHA insurance, and the FHA insurance premiums that are due and payable for each such Mortgage Loan have been paid by the Seller or the Seller has caused such premiums to be paid. Each Mortgage Loan to be guaranteed by the VA is eligible for a VA guaranty, and any VA fees that are due and payable for each such Mortgage Loan have been paid by the Seller or the Seller has caused such VA fees to be paid.

6.20.  OPTIONAL INSURANCE.

Within the time period set forth in Exhibit B to this Agreement, the Seller has given the Buyer a list of each Mortgage Loan that has credit life insurance, accidental death insurance, disability insurance, unemployment insurance, or any other such optional insurance, the premiums of which are paid into an Escrow Account. The Seller has serviced each Mortgage Loan with such optional insurance properly and in accordance with the Mortgage Documents and applicable insurance policies, including, but not limited to: (a) applying and collecting insurance premiums, (b) maintaining complete and accurate records relating to such insurance, (c) processing and paying claims, and (d) handling all related correspondence.

6.21.  Appraisals.

For each Mortgaged Property, an appraisal has been made that conforms with the Applicable Requirements.

6.22.  Mortgaged Property Located In The U.S.

Except as disclosed to the Buyer, the Mortgaged Property is located in the continental United States or the State of Hawaii, and all such Mortgage Loans consist of a single parcel of real property with a detached one-to-four family dwelling, a townhouse, or an individual condominium unit in a development.

6.23.  NO Superfund Site.

The Mortgaged Property is not located on a superfund site as defined by the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq.

6.24.  Documents Comply With Guide.

The Mortgage Documents satisfy each of the requirements of the applicable Guide and the Buyer, and the Mortgage Documents have been duly executed and are in a form acceptable to the applicable Investor.

Each Mortgage Note, Mortgage, and appraisal are on forms acceptable to the applicable Investor, and the Mortgage Loan was originated, serviced, and delivered, as applicable, in accordance with the applicable Guide.

6.25.  Custodial AND SERVICING FILES.

All documents that are required to be in the Custodial File and the Servicing File will be provided to the Buyer by the Seller in accordance with the applicable Guide and the Transfer Instructions set forth in Exhibit B to this Agreement.

6.26.  Assign Mortgage To Buyer.

Each Mortgage Loan, regardless of which entity originated such Mortgage Loan, will be transferred and assigned to the Buyer by the Seller pursuant to appropriate endorsement and Assignment of the Mortgage Loan and will be subject to the representations, warranties, and covenants of the Seller as provided in this Agreement.

6.27.  UNPAID BALANCE.

The amount of the unpaid principal balance for each Mortgage Note as of the Agreement Date is set forth in the conversion tape provided to the Buyer by the Seller.

6.28.  MORTGAGED PROPERTY TAX IDENTIFICATION.

Each Mortgaged Property tax identification and Mortgaged Property description is accurate, complete, and legally sufficient. Tax segregation, where required, has been completed.

6.29.  INTEREST ON ESCROW ACCOUNTS.

The Seller has credited to each Borrower's account all interest required to be paid on any Escrow Account through the Transfer Date. The Seller will provide to the Buyer evidence of each such payment upon the Buyer's request. If required by the Applicable Requirements, the Seller has implemented backup withholding of interest accrual on each such Escrow Account, and the Seller will provide to the Buyer evidence of each such backup withholding on or before the Transfer Date.

6.30.  PAYOFF STATEMENTS.

Each Mortgage Loan payoff and assumption statement provided by the Seller or a Prior Servicer to a Mortgagor, Borrower, or his/her agent was complete and accurate.

6.31. CUSTODIAL ACCOUNTS WITH T&I.

There are Custodial Accounts containing T&I funds for each Mortgage Loan that is required by an applicable Investor to have such funds held in such a Custodial Account. All T&I funds (whether voluntary or required by an Investor) have been created and maintained in compliance, in all material respects, with: (a) the applicable Guide, (b) the applicable Investor's requirements, (c) the Mortgage Documents, and (d) Applicable Requirements. Each Custodial Account contains T&I funds in the proper amount. Without limiting the above, the Seller has credited to each Borrower's account all interest required to be paid on any Custodial Account through the applicable Transfer Date. The Seller shall provide to the Buyer evidence of each such payment upon the Buyer's request. If required by Applicable Requirements, the Seller has implemented backup withholding of interest accrual on T&I funds within a Custodial Account, and the Seller shall provide to the Buyer evidence of each such backup withholding on or before the applicable Agreement Date. The Seller has complied with Applicable Requirements, including, but not limited to, the Real Estate Settlement Procedures Act and its implementing Regulation X with respect to the establishment of T&I within a Custodial Account.

6.32.  ESCROW ANALYSIS.

The Seller has: (a) analyzed the payments into each Escrow Account, (b) analyzed the disbursements from each Escrow Account, (c) made the appropriate adjustments to each Escrow Account that has a deficiency or surplus, and (d) performed any additional analysis and made any additional adjustments as may be required by the Applicable Requirements.

6.33.  Bi-Weekly Mortgages.

Except as disclosed by the Seller to the Buyer, there are no bi-weekly Mortgage Loans relating to the Servicing Rights.

6.34.  Pledged Accounts.

There are no pledged accounts relating to a Mortgage Loan that must be maintained or administered by the Buyer except for a pledged account (a) relating to a Mortgage Loan without an Escrow Account; and (b) the proceeds of which may, but need not be, used by the Servicer to pay for any deficiency in a real estate tax payment that otherwise would have been paid from the funds contained in such Escrow Account.

6.35.  Pool Balance.

The principal balances outstanding and owing on the Mortgage Loans in each Pool are greater than or equal to the amounts owing to the security holders of the related MBS or PC.

6.36. BUYDOWN FUNDS.

For each Mortgage Loan with a Buydown, the Seller has deposited the Buydown funds into the Escrow Account and supplemented the Borrower's Mortgage Loan payments in accordance with the related Buydown agreement and applicable Guide.

6.37.  Seller's Statements Are True And Accurate.

No representation, warranty, or written statement made by the Seller in this Agreement or in any exhibit, schedule, written statement, or certificate given to the Buyer in connection with the transactions contemplated by this Agreementincluding, but not limited to, the magnetic tape provided by the Seller to Cohane Rafferty Securities, Inc, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements in this Agreement or in any of such statements and certificates not misleading.

6.38.  Seller's Books and Records.

The Seller's books, records, and accounts relating to the Mortgage Loans are and shall continue to be maintained in accordance with all Applicable Requirements.

6.39. Soldiers' and Sailors' Civil Relief Act of 1940.

Each of the Mortgage Loans, the terms of which have been adjusted due to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, is identified in accordance with the instructions set forth in Exhibit B to this Agreement and segregated by investor and accounting group. Each Mortgage Loan that is the subject of a Borrower's request for an adjustment under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, is separately identified in accordance with the Transfer Instructions set forth in Exhibit B to this Agreement.

6.40.  Fraud.

No Mortgage has been originated through any type of fraud or deceit, by the Seller, the Borrower, Prior Originator, or any other third party.

6.41.  Social Security Numbers.

The Seller has complied with all Internal Revenue Service requirements relating to or arising out of the procurement of a Social Security number. The Social Security numbers ascribed to the Borrower in any document contained in the Servicing File is such Borrower's true and correct Social Security number.

6.42.  Wisconsin Taxes.

Each Mortgage Loan pertaining to a Mortgaged Property situated in the state of Wisconsin is identified in accordance with the Transfer Instructions set forth in Exhibit B to this Agreement by Mortgage Loan account number and by the tax payment option selected by the Borrower.

6.43 FORFEITURE UNDER CONTROLLED SUBSTANCE LAWS.

There is or will be no forfeiture of any Mortgaged Property to the United States under 21 U.S.C. ss.881 or to any other governmental entity, including, but not limited to, any state or municipality under any comparable state or local law by reason that: (i) the Mortgaged Property is proceeds traceable to an exchange for a controlled substance, (ii) the Mortgage Property was purchased with proceeds traceable to an exchange for a controlled substance, (iii) the Mortgaged Property was used and was intended to be used to facilitate the commission of a violation of 21 U.S.C. section 841, and/or (iv) the Mortgaged Property was used in a manner violating a state or local law comparable to 21 U.S.C. section 841, such that the Buyer cannot prevail in asserting an "innocent owner" defense due to the acts or omissions of the Seller or any Prior Originator of a Mortgage Loan.

6.44. REFINANCING.

The Seller has not represented or promised to any Borrower that the Seller would refinance the Borrower's Mortgage Loan at any time after the date of the Offering Letter.

6.45. WAREHOUSE LOANS.

Each Warehouse Loan is eligible for sale and delivery to an Investor and shall be sold and delivered to such Investor.

6.46.  WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this Agreement are perpetual and will survive the termination of this Agreement.

                                   ARTICLE 7.
                     SELLER'S REPRESENTATIONS AND WARRANTIES
                WITH RESPECT TO SERVICING RIGHTS AND SECURITIES.

The Seller represents and warrants to the Buyer with respect to the Servicing Rights and the Securities that, as of the Transfer Date:

7.1.  Good And Marketable Title.

The Seller owns and has good and marketable title to the Servicing Rights and all related Custodial Accounts, and has the complete right and power to transfer the Servicing Rights to the Buyer, free and clear of all liens, claims, charges, defenses, offsets, and encumbrances, including, but not limited to, those of the Seller or any Prior Servicer arising by, through, or under the Seller, any Prior Originator, or Prior Servicer. The Seller is not obligated either contractually or otherwise to sell the Servicing Rights to any other person or entity.

7.2.  No Encumbrances.

The transfer of the Servicing Rights by the Seller to the Buyer will be free and clear of any and all adverse claims and encumbrances, and there has been and is no assignment, sale, or hypothecation thereof, except as contemplated by this Agreement.

7.3.  LOANS PROPERLY SERVICED.

All Mortgage Loans and related Escrow Accounts have been serviced at all times in accordance with the Applicable Requirements.

7.4.  ALL REPORTS FILED.

The Seller and all Prior Servicers have filed all reports required by all Applicable Requirements.

7.5.  No Accrued Liabilities.

The Seller has no accrued liabilities relating to the Mortgage Loans or the Servicing Rights, and there are no circumstances under which such accrued liabilities will arise against the Seller or the Buyer with respect to occurrences before the Transfer Date. The Seller will pay any and all termination fees relating to the transfer of the Servicing Rights under this Agreement.

7.6.  COMPLIANCE WITH CONTRACTS AND AGENCY AGREEMENTS.

The Seller has complied with all of the terms and obligations of all contracts to which the Seller is a party, and with all Applicable Requirements that might affect any of the Servicing Rights and/or the Mortgage Loans. No event has occurred or is continuing that under the provisions of any Investor Servicing Agreement, Guide, or any other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default thereunder. The Seller has not received any notice or other information from an Investor that it has or intends to terminate an Investor Servicing Agreement or requires the sale, substitution, or withdrawal of a Mortgage Loan. The Seller has not done or failed to do any act or thing that may materially and adversely affect the Servicing Rights.

7.7.  Filing Reports.

For each Mortgage Loan, the Seller has filed or will file, within the time limits required by Applicable Requirements, all required reports including, but not limited to, reports to all governmental agencies having jurisdiction over the Servicing Rights and all reports required to be made by the Internal Revenue Code of 1986, as amended. The Seller will provide to each Borrower before January 31, 2000 or any such earlier date as may be required by the Applicable Requirements, a "year-end statement" for the period ended on the day immediately prior to the Transfer Date, in compliance with the Applicable Requirements. The Seller's "goodbye letter" (the mortgage servicing transfer letter required by the Real Estate Settlement Procedures Act) will prominently state that the Seller will be mailing the year-end statement to the Borrower by such date.

7.8.  Litigation.

There is no litigation, proceeding, or governmental investigation pending or threatened, and the Seller does not know of any basis for any such litigation, proceeding, or governmental investigation or any order, injunction, or decree outstanding that does or might materially and adversely affect any of the Mortgage Loans or the Servicing Rights.

7.9.  COMPLIANCE WITH LAW AND AGENCY REQUIREMENTS.

The Seller has not violated any Applicable Requirements in a way that may materially affect any of the Servicing Rights.

7.10.  No Accrued Liabilities.

[This Section Has Been Left Intentionally Blank.]

7.11.  Sole Servicer.

The Seller is the sole Servicer of the Mortgage Loans.

7.12.  Investor Servicing Agreements.

The Seller will provide to the Buyer the Investor Servicing Agreements under which the Seller currently is Servicing the Mortgage Loans in accordance with the Transfer Instructions set forth in Exhibit B to this Agreement. The Seller represents that the Investor Servicing Agreements for each Agency is a standard Investor Servicing Agreements for such Agency and fully authorize the Servicing Fee the Seller is collecting for the Mortgage Loans.

7.13.  CUSTODIAL ACCOUNT.

Each Custodial Account has been established and continuously maintained in accordance with the Applicable Requirements. Each Mortgage Loan payment received by the Seller or any Prior Servicer has been duly deposited in a timely manner to the applicable Custodial Account. Each disbursement from a Custodial Account has been made in accordance with the Applicable Requirements.

7.14.  Conduct of the Seller's Business Pending the Transfer Date.

Between the Agreement Date and the Transfer Date: (a) the Seller's business will only be conducted in the ordinary course, and (b) the Seller will preserve the Servicing Rights.

7.15.  WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this Agreement are perpetual and will survive the termination of this Agreement.

                                   ARTICLE 8.
                                    COVENANTS

8.1. TAKING NECESSARY ACTION; FURTHER ASSURANCES.

(a) Make Transactions Effective. The Buyer and the Seller shall use commercially reasonable efforts to take all action and promptly to do all things necessary or advisable to consummate and make effective the transactions contemplated by this Agreement.

(b) Filings and Consents. The Seller shall obtain Investor Consents under the terms set forth in Section 3.3 above. The Buyer shall (i) as soon as practicable after the Agreement Date, make such filings relating to regulatory authorizations, licenses and permits as may be required or advisable to be filed by it in connection with the transactions contemplated by this Agreement, and
(ii) use its commercially reasonable efforts to consult with and keep Seller informed as to the status of such matters.

(c) Seller Will Cooperate With Buyer. The Seller shall comply with its obligations described in Section 3.3 above and cooperate with the Buyer in the preparation of all filings described in subparagraph (b) above, including providing any information as the Buyer may reasonably request.

(d) Execute Further Instruments. The Buyer and the Seller shall cooperate with each other, and execute and deliver, or use commercially reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and to make all filings with and to obtain all approvals and consents, and take all such other actions as any party may request of the other from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby.

(e) Take Further Actions. After the Agreement Date, the Seller shall take such additional actions as may be necessary to fully vest in the Buyer the full use and enjoyment of the Servicing Rights, including execution of any additional documents evidencing transfer of title and obtaining any requisite consent from any of the Seller's Affiliates to the assignment to the Buyer of any agreement necessary or appropriate to effectuate the transactions contemplated by this Agreement.

8.2. CONDUCT OF BUSINESS.

During the period from the Agreement Date to the Transfer Date, the Seller, jointly and severally, agrees that:

(a) Maintain Business. Except to the extent that the Buyer provides prior written consent to do otherwise, or except as expressly permitted or required by this Agreement, the Seller shall (i) maintain its corporate existence in good standing, (ii) maintain the general character of its residential mortgage loan business and conduct such business in a commercially reasonable manner consistent with past practice, (iii) maintain proper business and accounting records relative to its mortgage servicing business, and (iv) maintain presently existing insurance coverages with respect to the Servicing Rights and to its mortgage servicing business;

(b) No Termination of Investor Servicing Agreements. Without the prior written consent of the Buyer or except as expressly permitted or required by this Agreement, the Seller shall not terminate any Investor Servicing Agreement.

8.3. SOLICITATION FOR REFINANCES.

With respect to the rights of the parties to solicit Mortgagors for products and services, the Seller and the Buyer shall have the same rights and obligations as are set forth in the Marketing Agreement entered into by and between Bank One Corporation (formerly known as Banc One Corporation) and HomeSide International, Inc. (formerly known as HomeSide, Inc.) as of April 1, 1998, as may be amended from time to time, as if the Buyer, the Seller and such Mortgage Loans were the subject of such Marketing Agreement

8.4. FINAL CERTIFICATION AND RECERTIFICATION.


(a) Seller's Obligations. Prior to the applicable Transfer Date, the Seller shall obtain in a timely manner the final certification or recertification of any Pool with a deadline for final document certification or recertification that occurs on or before the Agreement Date. Seller shall provide and pay the cost of any letter of credit required by GNMA for the final certification or recertification of the Servicing.

(b) Buyer's Obligations. The Buyer shall use commercially reasonable efforts to obtain in a timely manner the final certification or recertification of any Pool with a deadline for final certification or recertification that occurs after the Agreement Date, including the recertification of Pools relating to the transfer of the Servicing Rights to the Buyer. The Seller shall provide and pay the cost of any letter of credit required by GNMA for the final certification or recertification of the Servicing.


8.5.  POWER OF ATTORNEY.

The Seller irrevocably constitutes and appoints the Buyer and its duly authorized officers as the Seller's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment with respect to the Mortgage Loans.

8.6.  CONFIDENTIALITY.

The Seller and its Affiliates shall not at any time after the Agreement Date make use of or disclose to any person any information of a proprietary or confidential nature relating to the Servicing Rights, except such information may be disclosed (a) where necessary, to any person in connection with the obtaining of the consents contemplated or required by the terms of this Agreement, (b) if required by court order, decree or any applicable law, (c) during the course of or in connection with any litigation or claims with respect to obligations or liabilities relating to the Servicing Rights as conducted prior to the Agreement Date, including any governmental investigation, arbitration or other proceeding in connection therewith, (d) if required in connection with any regulatory, governmental or related investigation, inquiry or proceeding or any regulatory compliance requirements imposed upon Seller or any of its Affiliates or (e) to credit rating agencies.

Except as contemplated by the terms of this Agreement or as may otherwise be required by law, neither Seller nor Buyer, nor any of their respective Affiliates, will disclose the terms of this Agreement to any person not a party to this Agreement (other than Affiliates, who shall be bound by this provision. The Seller and the Buyer shall consult with each other prior to issuing any press release relating to the transactions contemplated by this Agreement.

8.7. WAREHOUSE LOANS.

The Seller shall cause the servicing fee for a Warehouse Loan to be no less than:

(a) 0.25% for fixed rate Conventional Loans;

(b) 0.25% for adjustable rate Conventional Loans with an initial fixed rate period greater than or equal to five (5) years;

(c) 0.375% for adjustable rate Conventional Loans with an initial fixed rate period less than five (5) years; and

(d) 0.44% for FHA Loans and VA Loans.

8.8. MICHIGAN TAXES.

The Buyer shall use commercially reasonable efforts to pay before the end of each calendar year each tax bill for which (a) the related Mortgaged Property is situated in the State of Michigan; and (b) the applicable taxing authority has issued such bill to the Buyer or its designee at least thirty (30) days prior to the end of each calendar year.

                                   ARTICLE 9.
                CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS.

The Buyer's obligations under this Agreement are subject to the satisfaction of each of the following conditions:

9.1.  INSPECTION AND VERIFICATION.

The Buyer has the opportunity to inspect and review the Seller's books, records, accounts, quality control policies and procedures, and underwriting policies and procedures relating to the Mortgage Loans and Pools at least fifteen (15) days before the Agreement Date. Such books, records, accounts, quality control policies and procedures, and underwriting policies must be satisfactory to the Buyer.

9.2.  CORRECT REPRESENTATIONS AND WARRANTIES.

Each of the Seller's representations and warranties under this Agreement is true and correct as of the date of this Agreement, and remains true and correct as of the Agreement Date and the Transfer Date.

9.3.  SELLER COMPLIES WITH each OBLIGATION.

The Seller has complied with and performed each term, covenant, and condition of this Agreement applicable to the Seller.

9.4.  investor Approvals.

The Seller will, at its sole expense, obtain the approval of each Investor to transfer the Servicing Rights from the Seller to the Buyer under this Agreement.

9.5.  Corporate RESOLUTIONS.

The Seller will deliver to the Buyer before the Agreement Date a copy of the Seller's corporate resolution approving the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, together with such other officer's certificates, certificates of incumbency and other evidences of corporate authority as the Buyer or its counsel may reasonably request.

9.6.  Legal opinion.

The Seller will provide an opinion of counsel to the Buyer as of the date of this Agreement and the Agreement Date. Such opinion will be in form and substance satisfactory to the Buyer and its counsel, and will provide that:

(a) The Seller is a Corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it was organized, and has all requisite corporate power to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

(b) This Agreement has been duly authorized, executed, and delivered by the Seller and, assuming the due authorization, execution, and delivery by the Buyer, is a legally valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium, and other laws affecting creditors' rights or debtors' obligations from time to time in effect, and (ii) the availability of the remedy of specific performance or injunctive relief or any other equitable remedy;

(c) To the knowledge of such counsel, with the exception of the lawsuits identified on Exhibit E, there are no legal actions pending or threatened that would or might affect the Servicing Rights or the Seller's ability to transfer the same or to consummate the transactions contemplated by this Agreement; and

(d) The Seller has the right and authority to transfer the Servicing Rights as contemplated by this Agreement, subject to Investor approval, and, to the knowledge of such counsel, no other entity has any right in or to the Servicing Rights. There are no liens, claims, or encumbrances on the Servicing Rights. The transfer, assignment, and delivery of the Servicing Rights and of the Escrow Accounts in accordance with the terms of this Agreement will vest in the Buyer all rights as Servicer free and clear of any and all claims, charges, defenses, offsets, and encumbrances of any kind or nature whatsoever.

Such opinion of counsel shall be prepared by the Seller, reasonably acceptable to the Buyer, and set forth in Exhibit F to this Agreement.

9.7.  UCC Releases.

The Seller will provide the Buyer with a release of each lien executed by a secured party that has a lien on the Servicing Rights. Each release will specify: (a) that each such lien has been terminated, (b) the name and address of the debtor, (c) the name and address of the secured party, (d) the file number of the financing statement, and (e) the funds necessary to release such lien in all locations where the lien has been recorded.

9.8.  Escrow AND CUSTODIAL ACCOUNTS.

The Buyer will receive a written confirmation of the Seller's wire transfer of the Escrow Account and Custodial Account balances, suspense balances, and hazard insurance loss draft balances in the manner described in Exhibit B to this Agreement.

9.9.  No Material Adverse Change.

There will not have been any material adverse change in the Seller or the Servicer (financial or otherwise), the Servicing Rights, the Mortgage Loans, the Escrow Accounts, or Seller's relationship with, or authority from, an Investor, or the value or marketability of the Servicing Rights.

9.10.  No Actions.

With the exception of the lawsuits identified on Exhibit E, there will not have been commenced or threatened any action, suit, or proceeding against the Seller that may materially or adversely affect the Servicing Rights, the Mortgage Loans, the Escrow Accounts, and/or the transactions contemplated hereby.

9.11. GUARANTY.

This Agreement shall be guaranteed by NBD Bank under a guarantee agreement in the form of Exhibit K.

9.12. signed fnma letter.

The Seller shall have received and provided to the Buyer a signed letter from FNMA setting forth the relationships and liabilities of FNMA, the Seller, and the Buyer with respect to the Rapid Reply Loans, the substance of which shall be mutually acceptable to the Buyer and the Seller.

9.12. REGULATORY APPROVALS.

Each regulatory authorization, license, permit or third party consent that, in the opinion of counsel for the Buyer, are necessary or appropriate for the consummation of the transactions contemplated by this Agreement, shall have been obtained without the imposition of any condition that would have a material adverse effect or be unreasonably burdensome to the business or condition (financial or otherwise) of the Buyer or any of its Affiliates, and any applicable waiting period shall have expired or been terminated as of the Agreement Date or the applicable Transfer Date, as applicable.

                                   ARTICLE 10.
                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS.

The Seller's obligations under this Agreement are subject to the satisfaction of each of the following conditions:

10.1.  CORRECT REPRESENTATIONS AND WARRANTIES.

Each of the Buyer's representations and warranties under this Agreement is true and correct and remains true and correct as of the Agreement Date and the Transfer Date.

10.2.  BUYER COMPLIES WITH each OBLIGATION.

The Buyer has complied with each term, covenant, and condition of this Agreement applicable to the Buyer as of the Transfer Date.

                                   ARTICLE 11.
                         REPURCHASE AND INDEMNIFICATION.

11.1  REASONS FOR REPURCHASE.

In addition to and not in lieu of the Buyer's rights to be indemnified by the Seller under Section 11.5. below, the Seller shall repurchase a Mortgage Loan
(or the related Mortgaged Property if the Mortgage Loan has been foreclosed) from the Buyer if any of the following occurs:

11.1.1. Investor Requires Buyer to Repurchase. An Investor requires the Buyer to repurchase the Mortgage Loan from the Investor in connection with a fact or circumstance pertaining to the period prior to the applicable Transfer Date.

11.1.2.   Basis   for   Indemnification.   There   exists  a  basis  to   demand
indemnification under Section 11.5 below that materially and adversely affects the value or marketability of the related Mortgage Loan or Servicing Rights.

11.2.  Appeal and Cure Period.

11.2.1. Buyer Will Notify the Seller. If an Investor requires the Buyer to repurchase any Mortgage Loan from the Investor in connection with a fact or circumstance pertaining to the period prior to the applicable Transfer Date, the Buyer will notify the Seller in writing of such repurchase requirement within five (5) Business Days after receiving such repurchase requirement. The Buyer's failure to give such notice to the Seller within such time period will not relieve the Seller of its repurchase obligations unless such failure materially and adversely prejudices the Seller's rights to appeal such repurchase to the applicable Investor and the Seller provides the Buyer with satisfactory evidence that the Seller would have been able to successfully appeal such repurchase but for the Buyer's delay in providing such notice to the Seller.

11.2.2. Collection and Payment History. The Buyer will give the Seller a collection and payment history for each such Mortgage Loan and other information reasonably requested by the Seller to review the basis for such demand..

11.2.3. Seller's Appeal. The Seller may appeal to the Investor at its own expense within a reasonable time, but not in excess of the time provided by the Investor to the Buyer. If the Investor does not accept such appeal, Seller will repurchase the Mortgage Loan within the time period set forth in Section 11.4 below.

11.3.  Repurchase Price.

11.3.1. How Repurchase Price is Calculated. If the Seller repurchases a Mortgage Loan from the Buyer, the Seller will pay to the Buyer an amount equal to:

(a)  the  unpaid  principal  balance  of the  Mortgage  Loan  as of the  date of
     repurchase  or,  in  the  case  of  a  Mortgaged  Property,   the  date  of
     foreclosure; PLUS

(b) accrued interest to the date of the repurchase of the Mortgage Loan by the Seller from the Buyer, PLUS

(c) for the first five (5) years after the Transfer Date, an amount equal to the Purchase Price Percentage multiplied by the then current unpaid principal balance of the Mortgage Loan, PLUS

(d) any normal and reasonable costs and expenses incurred by the Buyer relating to or arising out of such repurchase, including, but not limited to, any and all out-of-pocket expenses, negative escrows, and Advances made on behalf of an Investor.

11.3.2. Assign Loans to the Seller. With respect to each Mortgage Loan repurchased by the Seller from the Buyer:

(a) the Buyer shall initiate electronic transmission to MERS identifying the Seller as the owner of such Mortgage Loans after the Buyer has received such payment described in Section 11.3.1 above from the Seller;

(b) the Seller shall participate in the MERS program to the extent necessary to facilitate the re-Assignment of Mortgage Loans from the Buyer to the Seller under the terms of this Article 11; and

(c) at the Seller's option, the Buyer shall service such Mortgage Loans on behalf of the Seller under the terms of a Mortgage Loan Subservicing Agreement to be entered into by and between the Buyer and the Seller.

11.4.  timing for repurchases.

The Seller will complete each repurchase transaction for each Mortgage Loan that the Seller is required to repurchase under this Agreement no later than ten (10) Business Days after the Seller has received notice of such repurchase requirement from the Buyer, or, in the event of an appeal under Section 11.2.3 above, no later than ten (10) Business Days after the applicable Investor does not accept such appeal.

11.5.  SELLER'S INDEMNIFICATION.

11.5.1. In General. The Seller shall indemnify the Indemnified Buyer Entities and hold each of them harmless from and against, and shall assume liability for, any and all Damages suffered, paid, or incurred by any Indemnified Buyer Entity resulting from:

(a) Any misrepresentation made by the Seller in this Agreement or any initial information provided to the Buyer;

(b) Any breach by the Seller of any of the Seller's representations or warranties under this Agreement;

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Seller under this Agreement;

(d) Any and all losses incurred as a result of a VA No Bid in excess of $100,000 in the aggregate, including, but not limited to, a VA Buydown in lieu of such VA No-Bid, where, within two (2) years after the Agreement Date the VA elects a No Bid a notifies the Buyer of such election, or the Buyer makes a VA Buydown; provided that the Buyer, when commercially reasonable, has mitigated its relevant Damages by using a VA Buydown;

(e) Damages relating to or arising out of any Recourse feature of any Mortgage Loan or Servicing Rights;

(f) Any Investor demand for indemnification relating to an error or omission of the Seller or Prior Originator;

(g) Damages relating to or arising out of any HUD Repo Loan or VA Repo Loan; or

(h) Damages of (x) $2,000 for each FHA Loan or VA Loan that is a Delinquent Loan, and (y) $500 for each Conventional Loan that is a Delinquent Loan, provided, however, that nothing in this subparagraph (h) shall affect in any way the Buyer's right to indemnification under any other provision of this Agreement.

11.5.2.  Cumulative  Remedy.  The Buyer's  indemnification  rights under Section
11.5.1 above are in addition to and not in limitation of the Seller's repurchase obligations in Article 5 above, any other of the Buyer's rights under this Agreement, and any other remedies that may be available to the Buyer at law or in equity.

11.5.3. Indemnification Procedure. The Seller's indemnification procedure shall be as follows:

(a) Claim Notice. If an Indemnified Buyer Entity believes that a claim or other circumstance exists that has given or may reasonably be expected to give rise to a right of indemnification under this Section 11.5, the Indemnified Buyer Entity shall promptly give a Claim Notice to the Seller. The Buyer's failure to give a Claim Notice to the Seller will not relieve the Seller of its obligation to indemnify the Indemnified Buyer Entity unless such failure materially prejudices the Seller's rights or increases the Seller's liability relating to the underlying claim. In such case, the Seller's obligation to indemnify the Buyer will be reduced only by the amount that the Seller actually has been damaged by the Indemnified Buyer Entity's failure to provide the Claim Notice.

(b) Third Party Claims. If any claim by an Indemnified Buyer Entity relates to a claim against the Indemnified Buyer Entity by a third party, the Seller may elect at any time to negotiate a settlement of such claim or to defend such claim at the Seller's own cost (subject to the last sentence of this Section 11.5.3(b)) and with its own counsel. The Seller's counsel must be satisfactory to the Indemnified Buyer Entity in its reasonable discretion.

     If, within 30 days after an Indemnified Buyer Entity gives the Seller a Claim Notice relating to a third party claim, the Seller (i) advises the Indemnified Buyer Entity in writing that the Seller will not defend or settle such claim, or (ii) fails to make such an election in writing, the Indemnified Buyer Entity may defend, settle, or pay the claim. Until the Seller makes an election under this Section 11.5.3(b), all of the Indemnified Buyer Entity's reasonable costs relating to such claim will be Damages to be indemnified by the Seller.

     Each party shall give the other party such assistance as may reasonably be requested to ensure the proper defense of such claim.

     If the Seller elects to defend such claim, the Indemnified Buyer Entity may at its own cost participate in such defense with the counsel of its choice. Such counsel must be satisfactory to the Seller in its reasonable discretion.

     Notwithstanding the above, the Seller shall allow the Indemnified Buyer Entity to assume part or all of such claim if the Indemnified Buyer Entity reasonably believes such assumption is necessary to assure that (i) it may enforce any Mortgage Loan or Servicing Rights, (ii) its method of conducting its business is not materially impaired, (iii) its authority to Service or originate mortgage loans is not materially impaired, or (iv) its reputation, goodwill and/or financial condition are not materially impaired.

     Neither the Seller nor the Indemnified Buyer Entity is authorized to settle or dispose of a claim of more than $5,000 without the other party's written consent, which shall not be unreasonably withheld.

11.5.4. Allocation of Risk. For purposes of indemnification and repurchase under
Article 11 of this Agreement, the Seller's representations and warranties in this Agreement shall be considered to have been made without any (a) exception to such representations or warranties set forth in any disclosure by the Seller to the Buyer; or (b) limitation or qualification as to materiality or knowledge with respect to such representations and warranties. The Buyer and the Seller intend that the Seller will indemnify and hold harmless each Indemnified Buyer Entity from and against all Damages resulting from (a) the failure of any such representation or warranty to be true, correct, and complete in any respect; or
(b) the Seller's failure to perform any covenant, agreement, or undertaking under this Agreement. The Seller's indemnity shall remain in full force and effect regardless of any of the Buyer's investigations, inquiries, or due diligences relating to this Agreement.

11.6.  BUYER'S INDEMNIFICATION.

11.6.1. In General. The Buyer shall indemnify the Indemnified Seller Entities and hold each of them harmless from and against, and shall assume liability for, any and all Damages suffered, paid, or incurred by any Indemnified Seller Entity resulting from:

(a) Any breach by the Buyer of any of the Buyer's representations or warranties under this Agreement;

(b) Any failure of the Buyer to service a Mortgage loan in accordance with Applicable Requirements after the applicable Transfer Date; and/or

(c) Any breach by the Buyer of any covenant, obligation, or agreement under this Agreement.

11.6.2.  Cumulative  Remedy. The Seller's  indemnification  rights under Section

11.6.1 above are in addition to and not in limitation of any other of the Seller's rights under this Agreement, and any other remedies that may be available to the Seller at law, or equity.

11.6.3. Indemnification Procedure. The Buyer's indemnification procedure shall be as follows:

(a) Claim Notice. If an Indemnified Seller Entity believes that a claim or other circumstance exists that has given or may reasonably be expected to give rise to a right of indemnification under this Section 11.6, the Indemnified Seller Entity shall promptly give a Claim Notice to the Buyer. The Seller's failure to give a Claim Notice to the Buyer will not relieve the Buyer of its obligation to indemnify the Indemnified Seller Entity unless such failure materially prejudices the Buyer's rights or increases the Buyer's liability relating to the underlying claim. In such case, the Buyer's obligation to indemnify the Seller will be reduced only by the amount that the Buyer actually has been damaged by the Indemnified Seller Entity's failure to provide the Claim Notice.

(b) Third Party Claims. If any claim by an Indemnified Seller Entity relates to a claim against the Indemnified Seller Entity by a third party, the Buyer may elect at any time to negotiate a settlement of such claim or to defend such claim at the Buyer's own cost (subject to the last sentence of this Section 11.6.3(b)) and with its own counsel. The Buyer's counsel shall be satisfactory to the Indemnified Seller Entity in its reasonable discretion.

     If, within 30 days after an Indemnified Seller Entity gives the buyer a Claim Notice relating to a third party claim, the Buyer (i) advises the Indemnified Seller Entity in writing that the Buyer will not defend or settle such claim, or (ii) fails to make such an election in writing, the Indemnified Seller Entity may defend, settle, or pay the claim. Until the Buyer makes an election under this Section 11.6.3(b), all of the Indemnified Seller Entity's reasonable costs relating to such claim will be Damages to be indemnified by the Buyer.

     Each party shall give the other party such assistance as may reasonably be requested to ensure the proper defense of such claim.

     If the Buyer elects to defend such claim, the Indemnified Seller Entity may at its own cost participate in such defense with the counsel of its choice. Such counsel must be satisfactory to the Buyer in its reasonable discretion.

     Notwithstanding the above, the Buyer shall allow the Indemnified Seller Entity to assume part or all of such claim if the Indemnified Seller Entity reasonably believes such assumption is necessary to assure that (i) it may enforce any Mortgage Loan or Servicing Rights, (ii) its method of conducting its business is not materially impaired, (iii) its authority to Service or originate mortgage loans is not materially impaired, or (iv) its reputation, goodwill and/or financial condition are not materially impaired.

     Neither the Buyer nor the Indemnified Seller Entity is authorized to settle or dispose of a claim of more than $5,000 without the other party's written consent, which shall not be unreasonably withheld.

11.6.4. Allocation of Risk. For purposes of indemnification under Section 11.6 of this Agreement, the Buyer's representations and warranties in this Agreement shall be considered to have been made without any limitation or qualification as to materiality or knowledge with respect to such representations and warranties. The Buyer and the Seller intend that the Buyer will indemnify and hold harmless each Indemnified Seller Entity from and against all Damages resulting from (a) the failure of any such representation or warranty to be true, correct, and complete in any respect, or (b) the Buyer's failure to perform any covenant, agreement, or undertaking under this Agreement.

                                   ARTICLE 12.
                                 MISCELLANEOUS.

BULK PURCHASE
12.1.  NOTICES.

All notices, requests, demands, and other communications that are required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail, return receipt requested, postage paid, or sent by commercial overnight courier, courier fees prepaid:

If to Buyer, to:

Mary E. St. George
First Vice President
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Thomas A. Hajda
Deputy General Counsel
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

If to Seller to:

Paul H. Swan
President
First Chicago NBD Mortgage Company
Bank One Center/Tower 14th Floor
Indianapolis, IN  46277

With a copy to:

Thomas J. Tate
General Counsel
First Chicago NBD Mortgage Company
Bank One Center/Tower 6th Floor
Indianapolis, IN  46277

or to such other address as the Buyer or the Seller will have specified in writing to the other.

12.2.  EXHIBITS PART OF THIS AGREEMENT.

The Exhibits are incorporated by reference into this Agreement, are made a part of this Agreement, and will be binding on the Buyer and the Seller. The Exhibits to this Agreement may not be amended or supplemented by the Buyer or the Seller without the prior written agreement of the other party.

12.3.  ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

12.4.  BROKERS' FEES.

Each of the Buyer and the Seller  represents  and warrants to the other that it:
(a) has made no agreement to pay any agent, finder, broker, or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this Agreement, except as they have otherwise disclosed in writing, and (b) is liable for any and all such fees and commissions.

12.5.  ASSIGNMENT AND DELEGATION.

No party may assign this Agreement to any other entity without the prior written consent of the other party; provided, however, that the Buyer may assign and/or delegate, in whole or in part, any of its rights under this Agreement to any of its affiliates or subsidiaries without the prior written consent of the Seller.

12.6.  AMENDMENT.

No amendment or modification to this Agreement will be valid unless executed in writing by the Buyer and the Seller.

12.7.  WAIVER.

No waiver of any right or obligation under this Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

12.8.  PROVISIONS SEVERABLE.

If any provision of this Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Agreement. All remaining provisions of this Agreement will be considered by the parties to remain in full force and effect.

12.9.  GOVERNING LAW.

This Agreement is entered into in the State of Florida. Its construction and rights, remedies, and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

12.10.  NO AGENCY OR JOINT VENTURE CREATED.

This Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent, except as provided in Section 8.6.

12.11.  SUCCESSORS.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement expressed or implied is intended to confer on any person other than the parties hereto and their successors and assigns any rights, obligations, remedies, or liabilities.

12.12.  SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

12.13.  ENTIRE AGREEMENT.

This Agreement and the Exhibits to this Agreement constitute the entire agreement between the parties and supersede all other prior communications and understandings, written or oral, between the parties with respect to the subject matter of this Agreement. There are no contemporaneous oral agreements.

12.14.  COUNTERPARTS.

This Agreement may be executed in multiple counterparts, each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one agreement.

12.15.  right of setoff

The Buyer may withhold any amounts owed to the Seller, and may set off any funds in the Buyer's possession against the Seller's outstanding obligations under this Agreement. The Buyer may withhold such amounts and apply such funds without demand on the Seller.

12.16.  PLURALS AND GENDER.

In construing the words of this Agreement, plural constructions will include the singular, and singular constructions will include the plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

12.17. EXCLUDED AFFILIATE.

Notwithstanding the execution and performance of this Agreement, the Seller is and shall remain (until such time as the Buyer and Seller may otherwise agree in writing) an Excluded Affiliate under the terms of the Operating Agreement and agreements relating to the Operating Agreement.

IN WITNESS WHEREOF, the Buyer and the Seller, as of the day first set forth above, have caused their seals to be affixed on this instrument to be signed on their behalf by their duly authorized officers.

HOMESIDE LENDING, INC.

By:  /s/ W. Blake Wilson
     -------------------------------------
W. Blake Wilson
------------------------------------------
(Print Name)

Title:  Executive Vice President
        ----------------------------------

FIRST CHICAGO NBD MORTGAGE COMPANY

By:  /s/Paul H. Swan
     -------------------------------------
Paul H. Swan
------------------------------------------
(Print Name)

Title:  President
        ----------------------------------

                                LIST OF EXHIBITS



Exhibit A             List of Mortgage Loans

Exhibit B             Transfer Instructions

Exhibit C             Servicing Rights Information (tape-to-tape)

Exhibit D             Interim Servicing Agreement

Exhibit E             Seller's Litigation

Exhibit F             Seller's Opinion of Counsel

Exhibit G             Acceptable Flood Service Providers

Exhibit H             [This Exhibit Has Been Left Intentionally Blank.].

Exhibit I             List of Private Investors

Exhibit J             Float Benefit Calculation Methodology

Exhibit K             Form of NBD Bank Guarantee

                                    EXHIBIT A


                             List of Mortgage Loans

                                    EXHIBIT B

                              Transfer Instructions
                                [To be provided]

                                    EXHIBIT D

                           INTERIM SERVICING AGREEMENT
                                  Bulk Purchase


--------------------------------------------------------------------------------

     Seller Name:
     Seller Address:
     Type Of Business Entity:
     Date of Agreement:
     Seller Contact Person:
     Phone No:
     Fax No:
--------------------------------------------------------------------------------

This Interim Servicing Agreement is entered into as of the date shown above by and between the Buyer and the Seller, and applies to any of the transactions described below.

                                    RECITALS.

1. The Buyer and the Seller have entered into a Mortgage Loan Servicing Purchase and Sale Agreement dated the same date as this Interim Servicing Agreement (the "Purchase and Sale Agreement") under which the Buyer will buy from the Seller the Servicing Rights, as defined in the Purchase and Sale Agreement.

2. The Buyer desires that the Seller continue to perform the Servicing, as defined in the Purchase and Sale Agreement, on behalf of Buyer during the Interim Period, as defined below.

3. The Buyer and the Seller desire to set forth the manner in which the Seller will provide the Servicing during the Interim Period.

IN CONSIDERATION of the mutual promises made in this Interim Servicing Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Buyer and the Seller agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS.

The following capitalized terms shall have the meanings given to them below for purposes of this Interim Servicing Agreement. Any capitalized term in this Interim Servicing Agreement that is not defined below will have the meaning given to it in the Purchase and Sale Agreement.

"Advances" means any amount required or authorized by the Applicable Requirements to be advanced by the Seller for a Mortgage Loan to fund (a) P&I shortfalls; (b) private mortgage insurance premiums, ground rents, taxes, special assessments, hazard insurance premiums, flood insurance premiums, and other Escrow Account shortfalls; (c) bankruptcy, foreclosure, and related costs;
(d) costs of preserving,  inspecting,  and/or repairing the Mortgaged  Property;
(e) costs to convey the Mortgaged Property to an Investor or insurer; and (f) costs relating to the Soldiers' and Sailors' Relief Act.

"Ancillary Fees" means charges for late Mortgage Loan Payments, charges for dishonored checks, assumption fees, insurance commissions and administrative fees, and similar charges collected from and assessed against the Mortgagors, other than charges payable to an Investor under the applicable Guide or other Investor agreement.

Custodial Account" means a deposit account held by the Seller in a depository financial institution in which the Seller holds P&I and certain other funds due to the Agencies.

"EDP" means the Seller's electronic data processing system.

"Float Benefit" means the net economic benefit resulting from prepayment balances and balances held in the Custodial Accounts and Escrow Accounts to be calculated using the methodology set forth in Exhibit J to this Agreement.

"Interim Period" means the period from and including the Agreement Date to but not including the Transfer Date.

"Interim Servicing Agreement" means this Interim Servicing Agreement.

"Interim Servicing" means the Seller's performance of Servicing functions during the Interim Period, including, but not limited to, (a) collecting and disbursing funds held in Escrow Accounts to pay taxes, hazard insurance, flood insurance, private mortgage insurance, and other items as they become due, (b) collecting and processing Mortgage Loan Payments, (c) collecting and remitting P&I payments from the Custodial Account to the Agencies, (d) recovering payments from, handling foreclosures for, and otherwise resolving defaulted Mortgage Loans, (e) providing delinquency notices to all applicable guarantors and/or insurers, (f) preparing and forwarding all remittances due during the Interim Period and the month during which the Transfer Date occurs, (g) preparing and submitting all cutoff reports relating to the Interim Period and the month during which the Transfer Date occurs, (h) causing to be maintained for each Mortgaged Property any hazard insurance, flood insurance, private mortgage insurance, and any other insurance policy required by the Applicable Requirements, (i) enforcing any due on sale clause contained in the applicable Mortgage Note or Mortgage after obtaining any applicable consents and, to the extent required by the Applicable Requirements, entering into assumption agreements with a person to whom the Mortgaged Property will be conveyed, (j) handling and settling losses resulting from damage to any Mortgaged Property and making arrangements to restore such Mortgaged Property from insurance proceeds, (k) preparing, executing, and delivering all instruments of satisfaction, cancellation, partial or full release, and all other such instruments required by the Applicable Requirements in connection with the Mortgaged Property, (l) preparing and submitting claims for insurance benefits payable by any insurer in a manner so as to maximize the amount of such insurance benefits, (m) making any interest rate and payment adjustments required by the Mortgage Note, Mortgage, and the Applicable Requirements, (n) paying to Mortgagors any interest on Escrow Accounts required by the Applicable Requirements, (n) submitting all required reports to the Agencies under the terms of the applicable Guide, (o) providing to the Buyer standard reports available under the EDP System after each Investor cutoff date, including, but not limited to, the month during which the Transfer Date occurs,
(p) obtaining the Buyer's prior written consent before waiving or modifying the terms of a Mortgage Loan except as permitted by the Mortgage Note, Mortgage, and the applicable Guide, and (q) providing such other services as typically are performed under the Guides and Applicable Requirements for residential mortgage loans similar to the Mortgage Loans.

"Interim Servicing Fee" means the fee paid by the Buyer to the Seller for the Interim Servicing under this Interim Servicing Agreement

"Losses" means any and all losses, claims, damages, penalties, liabilities, obligations, judgments, settlements, awards, demands, offsets, defenses, counterclaims, actions, or proceedings including, but not limited to, reasonable attorneys' fees and expenses incurred by an indemnified party in enforcing its indemnification rights.

"Purchase and Sale Agreement" has the meaning given to it above in the Recitals to this Interim Servicing Agreement.

"Recoverable Advances" means those Advances that the Seller or Buyer reasonably expects to recover from Mortgagors, Agencies, insurers, or otherwise.

"Unrecoverable   Advances"  means  those  Advances  that  the  Seller  does  not reasonably expect will be Recoverable Advances.

                                   ARTICLE 2.
                             THE INTERIM SERVICING.

2.1.  IN GENERAL.

The Seller will provide the Interim Servicing to the Buyer during the Interim Period.

2.2.  THE BUYER AUTHORIZES THE SELLER TO SERVICE THE MORTGAGE LOANS.

The Buyer grants to the Seller the right to exercise and enjoy all of the Buyer's rights, powers, and privileges under the Investor Servicing Agreements to provide the Interim Servicing, except as otherwise provided below.

2.3.  WHEN THE SELLER WILL SERVICE THE MORTGAGE LOANS.

The Seller will provide the Interim Servicing to the Buyer during the Interim Period.

2.4.  Standard of Care.

The Seller will provide the Interim Servicing in accordance with the Applicable Requirements and with at least the same standard of care that the Seller exercises when servicing mortgage loans for the Seller's own account.

2.5.  Interim Servicing Fee.

[CONFIDENTIAL TREATMENT REQUESTED]


2.6.  SELLER WILL REMIT OTHER FEES TO THE BUYER.

2.6.1. Servicing Fees. Each month, the Seller shall remit to the Buyer all Servicing Fees less the amount of: (a) the Interim Servicing Fee, and (b) any guarantee fee due after the Agreement Date.

2.6.2. Ancillary Fees. The Buyer shall be entitled to all Ancillary Fees from and after the Agreement Date.

2.6.3. Float Benefits.  The Buyer shall be entitled to the Float Benefits.

2.6.4. When Fees Must Be Remitted to The Buyer. The Servicing Fees and other fees described in Sections 2.6.1,2.6.2, and 2.6.3 above will be remitted by the Seller to the Buyer no later than the tenth (10th) day of the month immediately following the month during which the Seller collected such fees.

2.7.  CASH FLOW REPORTS.

The Seller will give the Buyer a cash flow report that reconciles all Servicing Fees and incidental fees collected by the Seller during each month of the Interim Servicing Period. The Seller will give each such report to the Buyer no later than the tenth (10th) day of the month immediately following the month during which the Seller collected such fees.

2.8.  INVESTOR NOTIFICATIONS.

The Seller will notify each Investor in writing that the Seller will service the Mortgage Loans during the Interim Period. The Buyer authorizes each applicable Investor to communicate with, issue instructions to, accept directives from, and otherwise deal with the Seller in the manner and to the extent permitted under the Applicable Requirements.

2.9.  BUYER WILL PAY GUARANTEE FEES.

The Buyer will pay all guarantee fees to each applicable Investor after the Agreement Date and during the Interim Period.

2.10.  SELLER'S BOOKS AND RECORDS.

2.10.1. Seller will Maintain Books and Records. The Seller will create and maintain during the Interim Period complete and accurate records relating to:
(a) each Mortgage Loan and its related collections, (b) each Pool, and (c) each check paid to the appropriate person (investors, security holders, etc.) as distribution of P&I collected which records are and shall be the property of Buyer. .

2.10.2. Buyer May Review Books and Records. The Buyer may inspect and review the Seller's books, records, accounts, Interim Servicing practices, policies and procedures, and quality control policies and procedures during the Interim Servicing Period. Such books, records, accounts, Interim Servicing practices, policies and procedures, and quality control policies and procedures will be satisfactory to the Buyer.

2.11. TRANSFER MORTGAGE DOCUMENTS AND PAYMENTS TO THE BUYER AFTER THE INTERIM PERIOD.

At the end of the Interim Period, the Seller will: (a) deliver to the Buyer, in accordance with the Transfer Instructions in Exhibit B to the Purchase and Sale Agreement, all Mortgage Documents, Servicing Files, books, records, and any other information or data relating to the Mortgage Loans and the Pools, and (b) pay to the Buyer any Mortgage Loan payments, related collections received by the Seller, remaining Escrow Account balances, and foreclosure balances due at the end of the Interim Period.

2.12. LOSSES AND EXPENSES.

2.12.1 Buyer Responsible For Direct Costs and Losses. The Buyer shall be responsible for all actual and direct out-of-pocket losses and costs directly relating to the Servicing, including foreclosure and REO property losses and interest shortfalls due to the timing of prepayments. However, the Seller shall be responsible for any losses or costs caused by the Seller's failure to comply with its obligations under this Interim Servicing Agreement and the Applicable Requirements.

2.12.2. Seller Must Minimize Advances and Losses. The Seller shall minimize all Advances and Losses and maximize reimbursements for Recoverable Advances.

2.12.3. Seller Responsible For Administrative Costs. The Seller shall be solely responsible for direct and indirect general and administrative costs relating to the Servicing, including, but not limited to, the Seller's personnel, facilities, supplies, postage, EDP expenses, and litigation costs relating to the manner in which the Seller generally performs Servicing.

2.13. INSURANCE.

The Seller shall maintain at all times during the term of this Interim Servicing Agreement an error and omissions insurance policy and a fidelity bond complying with Investor requirements.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES.

3.1.  BUYER'S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants the following to the Seller:

3.1.1 Authority and Capacity. The execution, delivery and performance by the Buyer of this Interim Servicing Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Interim Servicing Agreement constitutes a legal, valid, and enforceable obligation of the Buyer.

3.2. SELLER'S REPRESENTATIONS AND WARRANTIES.

The Seller represents and warrants the following to the Buyer:

3.2.1 Authority and Capacity. The execution, delivery, and performance by the Seller of this Interim Servicing Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Interim Servicing Agreement constitutes a legal, valid, and enforceable obligation of the Seller.

3.2.2 Notice of Breach. The Seller will immediately notify the Buyer of any failure or anticipated failure on its part to observe and perform any warranty, representation, covenant, or agreement required to be observed and performed by it as Servicer.

3.2.3 Licenses. The Seller has and will maintain all Investor approvals or licenses required to be held by it to perform its obligations under this Interim Servicing Agreement and the Purchase and Sale Agreement.

3.2.4 Assistance. The Seller shall cooperate with and assist the Buyer as requested by Buyer, in carrying out Buyer's covenants, agreements, duties, and responsibilities under the Sale Agreement and in connection therewith shall execute and deliver all such papers, documents, and instruments as may be necessary and appropriate in furtherance thereof.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

BULK AGREEMENT
4.1.  TERMINATION.

4.1.1. Termination For Cause. The Buyer may take the actions described below in this Section 4.1.1 if: (a) an Investor temporarily or permanently suspends or terminates the Seller's right to provide the Interim Servicing; (b) the Seller breaches any of its obligations under this Interim Servicing Agreement or the Purchase and Sale Agreement; or (c) there is a material adverse change in the Seller's staff, management, financial condition, or otherwise.

If any of the events described above in this Section 4.1.1 occurs, the Buyer may: (a) terminate this Interim Servicing Agreement immediately without paying any termination fee or other compensation; (b) require the Seller to transfer the Servicing Rights to the Buyer immediately; and (c) seek and recover from the Seller any damages or losses suffered as a result of any such event. Nothing in this Section 4.1.1 shall be deemed to limit the Seller's indemnification obligations under the Purchase and Sale Agreement.

4.1.2. Termination When the Servicing Rights Are Transferred to the Buyer. This Interim Servicing Agreement will terminate on the Transfer Date with respect to the Servicing Rights that are transferred to the Buyer on such date.

4.2.  INDEMNIFICATION.

4.2.1. Seller's Indemnification. The Seller shall indemnify and hold the Indemnified Buyer Entities harmless from, and shall reimburse the Indemnified Buyer Entities for, all Losses incurred by any of them, to the extent that the Losses directly or indirectly result from the Seller's failure to observe and perform any or all of the Seller's terms, covenants, agreements, warranties, or representations contained in this Interim Servicing Agreement.

4.2.2. Buyer's Indemnification. The Buyer shall indemnify and hold the Indemnified Seller Entities harmless from, and shall reimburse the Indemnified Seller Entities for, all Losses incurred by any of them, to the extent that the Losses directly or indirectly result from the Buyer's failure to observe and perform any or all of the Buyer's terms, covenants, agreements, warranties, or representations contained in this Interim Servicing Agreement

4.3.  INSURANCE.

In addition to insurance that the Investor Servicing Agreements require the Seller to maintain, the Seller shall also at its own expense maintain at all times during the Interim Period policies of fidelity, theft, forgery, and errors and omissions insuranceThe amounts and coverages of such policies shall comply with Applicable Requirements. .

4.4.  NOTICES.

All notices, requests, demands and other communications that are required or permitted to be given under this Interim Servicing Agreement will be in writing and will be deemed to have been duly given upon the delivery or mailing of such notice, sent by registered or certified mail, return receipt requested, postage paid to the persons identified in Section 12.1 of the Purchase and Sale Agreement.

4.5.  ASSIGNMENT AND DELEGATION.

No party may assign this Interim Servicing Agreement or delegate any of its functions hereunder to any other party without the prior written consent of the other party; provided, however, that the Buyer may assign and/or delegate, in whole or in part, any of its rights under this Interim Servicing Agreement to any of its affiliates or subsidiaries without the prior written consent of the Seller.

4.6.  AMENDMENT.

No amendment or modification to this Interim Servicing Agreement will be valid unless executed in writing by the Buyer and the Seller.

4.7.  WAIVER.

No waiver of any right or obligation under this Interim Servicing Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

4.8.  PROVISIONS SEVERABLE.

If any provision of this Interim Servicing Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Interim Servicing Agreement. All remaining provisions of this Interim Servicing Agreement will be considered by the parties to remain in full force and effect.

4.9.  GOVERNING LAW.

This Interim Servicing Agreement is entered into in the state of Florida. Its construction and rights, remedies, and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

4.10.  NO AGENCY OR JOINT VENTURE CREATED.

This Interim Servicing Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent.

4.11.  SUCCESSORS.

This Interim Servicing Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Interim Servicing Agreement expressed or implied is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies, or liabilities.

4.12.  SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Interim Servicing Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

4.13.  ENTIRE AGREEMENT.

This Interim Servicing Agreement and the Purchase and Sale Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this Interim Servicing Agreement. There are no contemporaneous oral agreements.

4.14.  COUNTERPARTS.

This Interim Servicing Agreement may be executed in multiple counterparts, each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one Interim Servicing Agreement.

4.15.  PLURALS AND GENDER.

In construing the words of this Interim Servicing Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.




IN WITNESS WHEREOF, the Buyer and the Seller have duly caused this Interim Servicing Agreement to be executed as of the date first written above by their respective officers, each duly authorized.

HOMESIDE LENDING, INC.

By:


(Print Name)

Title:

FIRST CHICAGO NBD MORTGAGE COMPANY

By:


(Print Name)

Title:

52

BULK PURCHASE

                                    EXHIBIT E


                               Seller's Litigation

                                    EXHIBIT F


                           Seller's Opinion of Counsel

                                    EXHIBIT G

                       Acceptable Flood Service Providers






1. Flood Data Services, Inc.

2. Transamerica

3. GeoTrac

4. Flood Zones Inc (to the extent, and only to the extent, that the Seller provides the Buyer with an electronic conversion file in a format mutually and reasonably acceptable to the parties.

                                    EXHIBIT H

                 [This Exhibit Has Been Left Intetionally Blank]

                                    EXHIBIT J

1. Calculation of Float Benefit. Promptly after the end of each calendar month during the Interim Period, the Float Benefit shall be calculated by the Seller by multiplying the Average Daily Balance by the Average Monthly Float Interest Rate.

o The "Average Daily Balance" means the sum of the actual balances in the Custodial Accounts and the Escrow Accounts each day during a calendar month DIVIDED by the actual number of days during such calendar month.

o    The "Float Interest Rate" means LIBOR minus fifteen basis points (0.15%).

o The "Average Float Interest Rate" means the sum of the Float Interest Rate each day during a calendar month DIVIDED by the actual number of days during such calendar month.

o "LIBOR" shall mean the London Interbank Offered Rate for deposits in U.S. dollars with maturities of thirty (30) days, as published in Bloomberg.

2. Verification. Concurrent with the remittance described in Section 2.6.4 of Exhibit D to this Agreement, the Seller shall provide to the Buyer any and all bank deposit account statements relating to the Custodial Accounts and the Escrow Accounts that evidence the actual daily balances therein.



                                    Exhibit K

                                    GUARANTY

         To induce Homeside Lending, Inc. ("Homeside") to enter into the purchase of approximately $10.9 Billion of residential mortgage loan servicing rights ("Servicing Rights") from First Chicago NBD Mortgage Company (such company and any successors, "FCNBD") the undersigned, NBD Bank, a Michigan banking corporation, whose principal place of business of 611 Woodward Avenue, Detroit, Michigan, ("Guarantor") has determined that executing this guaranty is in its interest and to its financial benefit. Therefore, Guarantor hereby guaranties to Homeside all obligations of FCNBD under the Agreement, including but not limited to the prompt payment of all monetary liabilities of FCNBD and its successors under the terms of the Mortgage Loan Servicing Purchase and Sale Agreement dated March 3, 1999 (the "Agreement"). The Guarantor will not only pay the liabilities of FCNBD, but will also reimburse Homeside for any expenses, including reasonable attorneys' fees, that Homeside may pay in collecting from the Guarantor. For purposes of this guaranty, monetary liabilities shall mean those liabilities of FCNBD arising under the Agreement that may be expressed as a U.S. Dollar amount due and owing Homeside including but not limited to, FCNBD's indemnification and repurchase obligations under the Agreement.

         Homeside shall first make any demand upon FCNBD for repurchase or indemnification or to enforce any other rights under the Agreement against FCNBD; however, if Homeside's demand is not met within thirty days of its dispatch by Homeside, Homeside may pursue Guarantor in addition to FCNBD in any way or using any method that would be appropriate under the Agreement to pursue FCNBD without any requirement to obtain any interim or final judgment or any order, declaration or injunction against FCNBD. Other than as set forth in preceding sentence, Guarantor waives (a) any right to require Homeside to proceed against FCNBD, to proceed against or exhaust any security held from FCNBD, or to pursue any other remedy in Homeside's power whatsoever, (b) any defense arising by reason of any disability of FCNBD; or (c) all presentments, demands, for performance, notice of nonperformance, protests, notices of protest, notices of dishonor. Notwithstanding the foregoing, Homeside may proceed to enforce its rights against Guarantor immediately if FCNBD is insolvent, subject to a proceeding in bankruptcy, subject to a receiver, or any proceeding has been brought by or against it for receivership, reorganization, extension, liquidation or dissolution, or if FCNBD has ceased to exist.

         The Guarantor waives any right it has to receive notice of the following matters before Homeside enforces any of its rights; (a) Homeside's acceptance of this guaranty, (b) FCNBD's default, (c) any demand, or (d) any action that Homeside takes regarding FCNBD or anyone else to which it is entitled to by law or under any other agreement. HomeSide may waive or delay enforcing any of its rights without losing them. No modification or waiver of this guaranty is effective unless it is in writing and signed by the party against whom it is being enforced.

This guaranty is governed by Michigan law.


Date:  March 3, 1999

                           NBD BANK
                           Guarantor


                           By:  /s/Paul H. Swan
                           Paul H. Swan
                           Senior Vice President